[LOGO OF CHASE VISTA]

                                 ANNUAL REPORT

                                AUGUST 31, 1997

                                     VISTA
                               CAPITAL ADVANTAGE
                           MANAGED BY CHASE MANHATTAN

                       MUTUAL FUND VARIABLE ANNUITY TRUST

                    Vista Fund Distributors,Inc., distributor
    This report must be accompanied or preceded by a current prospectus for
                            Vista Capital Advantage

          Table of Contents
     1    Letter from the Chairman
          Performance & Commentary
     2    Growth and Income
     3    Capital Growth
     4    International Equity
     5    Asset Allocation
     6    U.S. Government Income
     7    Money Market
          Portfolio of Investments
     8    Growth and Income
    10    Capital Growth
    12    International Equity
    16    Asset Allocation
    18    U.S. Government Income
    18    Money Market
          Mutual Fund Variable Annuity Trust
    19    Statement of Assets & Liabilities
    20    Statement of Operations
    21    Statement of Changes in Net Assets
    22    Selected Per Share Data and Ratios
 23-27    Notes to Financial Statements

 INVESTMENTS IN VISTA CAPITAL ADVANTAGE ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, AND ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN VISTA CAPITAL ADVANTAGE, INCLUDING THE UNDERLYING VARIABLE INVESTMENT OPTIONS, INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                                                          page 1
                                                        Letter from the Chairman

                                                                October 10, 1997


Dear Vista Capital Advantage Investor:

We are pleased to present this annual report on the six portfolios underlying the Vista Capital Advantage variable annuity for the year ended August 31, 1997. This report summarizes the performance of each portfolio in light of events in the financial markets, giving you the opportunity to monitor and adjust your individual investment choices if necessary. Here are some highlights:


Exceptional U.S. Economy Led to Strong Stock Market Gains

During the reporting year, the U.S. economy painted a near-perfect picture, one characterized by substantial economic growth, excellent corporate performance, strong job creation and the virtual absence of inflationary pressures. Against this backdrop, the U.S. stock market continued to deliver above-average returns, with the widely-followed unmanaged S&P 500 Index showing a total return of 40.62% for the reporting year. Small- and mid-cap stocks, which had lagged their large-cap counterparts since 1994, began to show signs of relative strength over the summer of 1997.

The U.S. bond market also provided positive returns, although bond investors remained highly sensitive to even the slightest hint of inflation in the face of the growing economy and falling unemployment. While inflation did, in fact, remain well under control, this heightened sensitivity created occasional periods of volatility during a year in which the yield on the 30-year U.S. Treasury bond fell from 7.12% to 6.61%.


Markets in Europe and Latin America Led Overseas Performance

Overseas, European stock markets generally turned in strong performance, aided by ongoing corporate restructuring, the increasing likelihood of a successful launch of the euro and, at the end of the reporting year, signs of sustainable economic growth. Latin American markets were the stars among the developing countries as the effects of ongoing economic and political reforms proved attractive to global investors. Markets were less positive in Japan, where the economy was actually contracting as the reporting year ended. Also problematic was Southeast Asia, where currency problems in Thailand, the Philippines, Indonesia and Malaysia ultimately sent stock markets throughout the region into a tailspin.

Overall, it was another strong year for most U.S. market investors, including those investors who've chosen to invest in Vista Capital Advantage variable annuity. We thank you for your business and look forward to continuing to serve your investment needs for many years to come. If you have any questions, please do not hesitate to call your investment professional or 1-800-90-VISTA.


Sincerely,


/s/ Fergus Reid

Fergus Reid
Chairman
page 2
Growth and Income Portfolio

The Growth and Income Portfolio seeks to provide long-term capital appreciation and dividend income primarily through diversified holdings of common stocks.

Performance
Investors in the Growth and Income Portfolio participated in the strong performance of U.S. stocks during the reporting period. For the year ended August 31, 1997, the Portfolio had a total return of 35.53%.

Strategy
The portfolio management team utilized Vista's five-step stock management system to select individual holdings for the Portfolio. In the fall of 1996, the system led the management team to take overweight positions in the financial services and technology sectors, which proved quite beneficial to performance as these sectors led the market's advance. As signs of accelerating economic growth became apparent late in 1996, the management team took profits in the financial services sector and focused more heavily on economically sensitive stocks.

After the U.S. market stumbled briefly in the early spring, signs of moderating economic growth led to a strong recovery. During this period and for the remainder of the reporting year, the portfolio management team maintained a highly-diversified approach and continued to allocate a portion of assets to mid-cap stocks. Although this mid-cap focus proved to be a drag on performance for the year as a whole, it did prove beneficial in the latter part of the reporting year. During this time, investors finally began turning their attention to the more compelling valuations and improved earnings in small- and mid-cap company stocks. As the year ended, the Portfolio was emphasizing energy and technology companies and had trimmed holdings in economically sensitive stocks.


Outlook
The portfolio management team expects the U.S. economy to remain strong for the rest of 1997. The team believes that, after several years of strong performance on the corporate earnings front, the market will focus more than ever on whether or not companies can deliver visible earnings growth. Using Vista's disciplined stock management system, the portfolio management team expects to continue to focus on large- and mid-cap companies which it believes have the characteristics to provide the required earnings growth.


Life of Portfolio Performance

A $10,000 tax-deferred investment in the Growth and Income Portfolio at NAV (Net Asset Value) would have grown to $18,085 from inception on 3/1/95 through 8/31/97.*


Investment Results

Average Annual Total Return as of 8/31/97*


One year                     35.53%
Since Inception (3/1/95)     26.66%

[MOUNTAIN CHART]

10000     10000
10270     10294
10410     10597
10730     11020
11000     11275
11460     11649
11480     11678
11710     12171
11480     12127
11960     12659
12150     12903
12558     13342
12767     13466
13019     13596
13375     14151
13344     14205
12893     13578
13344     13865
13941     14644
14161     15048
15051     16184
14768     15864
15603     16854
15543     16987
14899     16290
15579     17262
16569     18317
17214     19131
18609     20653
18084     19497




Source for Index returns: Lipper Analytical Services, Inc.



* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.


Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.


The Standard & Poor's 500 Index is an unmanaged broad-based index that rep-licates the U.S. stock market. It includes 500 widely held common stocks and assumes reinvestment of dividends. An individual cannot invest in an index.


Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.


The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

                                                                          page 3
                                                        Capital Growth Portfolio

The Capital Growth Portfolio seeks to provide long-term capital growth primarily through diversified holdings of common stocks.

Performance

For the year ended August 31, 1997, the Capital Growth Portfolio provided investors with a total return of 27.27%.

Strategy
Using Vista's five-step stock management system, the portfolio management team focused on individual selection of mid-cap stocks. For the majority of the reporting year, mid-cap stocks underperformed as investors continued to focus on the stocks of the largest companies. Beginning in April, however, investors increasingly turned their attention to the more compelling valuations in small- and mid-cap stocks and, as the reporting year ended, market performance had broadened considerably.

On a sector level, the Portfolio took overweight positions in financial and technology stocks in the last several months of 1996, which proved beneficial as these two sectors were the market's best performers. Anticipating a modestly accelerating economy moving into 1997, the management team cut these overweight exposures in favor of stocks in sectors that perform better in a stronger economy. After the market briefly stumbled early in the spring, the Portfolio took a relatively-sector neutral position, but it did place a heavy emphasis on insurers within the financial sector. As the reporting year ended, the Portfolio had significant positions in retailing stocks.

Outlook

The portfolio management team expects the U.S. economy to remain strong for the rest of 1997 and believes that the environment will continue to support mid-cap stocks. Within the mid-cap universe of companies, the management team believes that visible earnings growth will be the key to outperformance, and it expects to continue to look for compelling companies with strong earnings growth prospects.

Life of Portfolio Performance

A $10,000 tax-deferred investment in the Capital Growth Portfolio at NAV (Net Asset Value) would have grown to $18,123 from inception on 3/1/95 through 8/31/97.*

Investment Results



Average Annual Total Return as of 8/31/97*

One year                     27.27%
Since Inception (3/1/95)     26.77%



[MOUNTAIN CHART]

10000     10000
10350     10172
10470     10398
10870     10577
11140     11125
11830     11766
11900     12010
12090     12224
11660     11677
12220     12168
12707     12489
12871     12476
13077     12865
13674     13126
14363     13828
14785     14373
14404     13783
13571     12579
14240     13310
14960     13830
14764     13617
15526     14178
15670     14549
16284     14840
16040     14480
15276     13797
15403     13836
16492     15375
17141     16034
18321     16780
18123     17164


Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Russell 2000 Index is unmanaged and tracks the shares of 2000 small-capitalization companies. Figures include the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

page 4
International Equity Portfolio

The International Equity Portfolio seeks to provide a total return on assets from long-term growth of capital and from income principally through diversified holdings of the stocks of established foreign companies outside the United States.


Performance
For the year ended August 31, 1997, the International Equity
Portfolio provided investors with a total return of 8.27%.


Strategy
Throughout the reporting year, the Portfolio maintained an overweight position in European companies. This strategy reflected the management team's continuing belief that Europe is in the midst of a profound period of corporate restructuring much like that of the United States several years ago. In addition to restructuring companies, the Portfolio was overweight for most of the year in interest-rate sensitive European companies which benefited from the interest rate convergence among countries in the run-up to the introduction of the euro. However, as the reporting period ended, signs of economic growth led the management team to reduce these interest-rate sensitive holdings in favor of growth-oriented companies.

The Portfolio remained underweight in Japan throughout the reporting year. However, the Portfolio raised its allocation there in the second half by focusing on large exporting multinationals, which benefited from a weakening yen. In the emerging markets, the Portfolio continued to build positions in Latin America as the results of economic and political reform drew the attention of investors. In Southeast Asia, the management team responded to the currency crisis by sharply cutting positions in most markets.


Outlook

The management team believes that an imminent European Monetary Union and economic growth support its continued overweight position in Europe. In Japan, the lack of economic growth calls for caution in the broad market, but the management team does see opportunities within the exporting companies. While most international markets have not kept pace with the U.S. stock market over the past several years, it's important to remember that international investments provide a level of risk reduction through diversification as well as the potential for capital appreciation over the long-term.


Life of Portfolio Performance
A $10,000 tax-deferred investment in the International Equity Portfolio at NAV (Net Asset Value) would have grown to $12,075 from inception on 3/1/95 through 8/31/97.*

Investment Results


Average Annual Total Return as of 8/31/97*

One year                     8.27%
Since inception (3/1/95)     7.81%


[MOUNTAIN CHART]

10000     10000
10180     10626
10350     11028
10480     10900
10470     10712
11010     11381
10890     10950
11070     11167
10910     10869
10870     11175
10890     11628
11058     11678
11132     11721
11427     11973
11753     12324
11616     12100
11679     12171
11121     11818
11153     11847
11448     12165
11300     12043
11690     12526
11648     12367
11532     11937
11798     12136
11752     12183
11729     12250
12214     13050
12688     13773
13289     13999
12075     12956


Source for Index Returns: Lipper Analytical Services, Inc.
* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The MSCI EAFE Index is unmanaged, is a replica (or model) of the performance of the European, Australian and Far Eastern equity markets, and assumes the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

                                                                          page 5
                                                      Asset Allocation Portfolio

The Asset Allocation Portfolio seeks to provide maximum return through a combination of long-term capital growth and current income by investing in common stocks, convertible securities and government and corporate fixed income obligations.

Performance
For the year ended August 31, 1997, the Asset Allocation
Portfolio had a total return of 22.61%.

Strategy

At the end of the reporting year, 51.7% of the Portfolio's assets were invested in common stocks. In the fall of 1996, the stock portion of the Portfolio was overweight in technology and financial stocks, which proved beneficial as these were the market's strongest sectors. At the end of 1996, the management team reduced the financial sector exposure in favor of more economically sensitive sectors. After the market's slide in early spring, stock exposure was well-diversified, but the management team increased investments in insurers and retailers over the summer.

On the bond side, the Portfolio's exposure to corporate bonds was increased substantially in the second half of the year and positions in U.S. Treasury securities were reduced as the management team sought to increase yield. Within the mortgage sector, the falling interest rate environment prompted management to focus on structured securities which offered some protection against pre-payment. Although the management team did extend duration beyond neutral at several points during the year, concerns about the strength of economic growth led to a relatively neutral duration by year-end.


Outlook

Given strong consumer spending and the wealth effect created by the strong stock market, the portfolio management team does not expect economic growth to slow much for the remainder of 1997. The stock portion of the Portfolio expects to continue to focus on companies with visible earnings growth. And, the bond portion expects to continue to focus on adding value through sector and security selection as opposed to making investments based on interest rate direction.

Life of Portfolio Performance

A $10,000 tax-deferred investment in the Asset Allocation
Portfolio at NAV (Net Asset Value) would have grown to $15,010 from inception on 3/1/95 through 8/31/97.*


Investment Results


Average Annual Total Return as of 8/31/97*


One year                     22.61%
Since Inception (3/1/95)     17.59%


[MOUNTAIN CHART]

10000     10000
10160     10198
10270     10497
10570     10795
10730     10975
10980     11201
11040     11254
11200     11578
11120     11598
11440     11970
11595     12160
11880     12460
11935     12487
12045     12545
12133     12653
12198     12863
12231     12940
12001     12578
12242     12755
12677     13280
12835     13596
13362     14333
13220     14115
13596     14728
13557     14814
13194     14370
13596     15005
14102     15674
14465     16203
15321     17203
15010     16491

Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Standard & Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks and assumes reinvestment of all dividends.

The unmanaged Lehman Government Bond Index includes the Treasury Bond Index and the Agency Bond Index. Maturities range from 1 to 20 years. An individual cannot invest in an index.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

page 6
U.S. Government Income Portfolio

The U.S. Government Income Portfolio seeks to provide monthly dividends as well as to preserve principal.


Performance
For the year ended August 31, 1997, the U.S. Government
Income Portfolio had a total return of 8.11%.


Strategy
Over the course of the year, the yield on the 30-year U.S. Treasury bond fell from 7.12% to 6.61%. The Portfolio was able to take advantage of the fall 1996 rally in U.S. Treasuries thanks to a slightly long duration relative to its benchmark. However, the management team took a more conservative stance moving into 1997 and, by the end of February, had reduced the Portfolio's duration below benchmark.

Although the Portfolio was slightly long of benchmark at certain points during the second half of the reporting year, the portfolio management team kept a close eye on reports of economic growth and, at times, reined in duration to protect principal.


Outlook

Given strong consumer spending and the wealth effect created by the strong stock market, the portfolio manage-ment team does not expect economic growth to slow much for the remainder of 1997. Given this view and the belief that the Federal Reserve Board would act in the face of any linkage to inflation, the portfolio management team expects to maintain a neutral to slightly-conservative stance moving forward.


Life of Portfolio Performance

A $10,000 tax-deferred investment in the U.S. Government Income Portfolio at NAV (Net Asset Value) would have grown to $11,859 from inception on 3/1/95 through 8/31/97.*


Investment Results


Average Annual Total Return as of 8/31/97*

One year                        8.11%
Since Inception (3/1/95)        7.04%


Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95 and shows changes in Net Asset Value, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The unmanaged Lehman Intermediate Government Bond Index includes bonds with 1 to 10 year maturities and assumes the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.


[MOUNTAIN CHART]

10000     10000
10050     10055
10170     10171
10550     10458
10620     10525
10570     10530
10690     10617
10800     10688
10950     10805
11100     10937
11235     11044
11292     11138
11027     11020
10924     10970
10855     10938
10820     10932
10970     11043
10993     11077
10970     11090
11131     11233
11350     11417
11522     11555
11430     11493
11455     11537
11430     11556
11304     11490
11468     11620
11556     11710
11683     11811
11998     12028
11859     11982
                                                                          page 7
                                                          Money Market Portfolio

The Money Market Portfolio seeks to provide maximum current income consistent with preservation of capital and maintenance of liquidity.


Performance

The Money Market Portfolio had a total return of 4.93% for the year ended August 31, 1997.* At the end of the reporting period, the Portfolio's current SEC seven-day yield was 4.83%.

Changing perceptions of the strength of U.S. economic growth were the primary drivers of short-term interest rates during the reporting year as the yield on the one-year Treasury bill declined from 5.90% to 5.56%.

Overall, the year can be characterized by substantial economic growth, excellent corporate performance, strong job creation and the absence of inflationary pressures. This combination of factors challenged the traditional economic view that a growing economy and low unemployment inevitably lead to inflation and higher interest rates.

Against this backdrop, bond investors were highly sensitive to each report on the economy's performance. This created occasional periods of volatility as they anticipated whether the Federal Reserve Board would make a preemptive strike against inflation. Ultimately, the Fed acted only once, raising the Federal Funds rate slightly in March and effectively driving the yield on the one-year Treasury bill to its highest point of the year. Rates subsequently fell, however, and continued on a generally downward trend as it became clear that the Fed would not act again without clear and sustainable signs of inflation.

In this environment, the portfolio management team worked to provide competitive yields with the highest degree of safety and stability.

* Total return figures do not include the effect of any insurance or withdrawal charges associated with a variable annuity. The investment advisor is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance. Past performance is not a guarantee of future results.

An investment in Vista Capital Advantage Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

page 8
Growth & Income Portfolio
Portfolio of Investments August 31, 1997


   Shares                         Issuer                           Value
---------   -----------------------------------------------    -----------
            LONG-TERM INVESTMENTS--92.7%
            COMMON STOCK--92.0%
            AGRICULTURAL PRODUCTION/SERVICES--1.3%
     2,900   CASE CORP.   .................................... $  194,481
                                                               -----------
            AIRLINES--2.1%
     2,500   AMR CORP.*    ...................................    251,875
     1,900   CONTINENTAL AIRLINES, INC., CLASS B*  ...........     69,588
                                                               -----------
                                                                  321,463
                                                               -----------
            AUTOMOTIVE--0.5%
     1,800   LEAR CORP.*   ...................................     82,463
                                                               -----------
            BANKING--7.6%
     1,800   BANKAMERICA CORP.   .............................    118,463
     2,500   CULLEN/FROST BANKERS, INC.   ....................    111,250
     8,800   FIRST UNION CORP.   .............................    422,950
     1,900   NATIONSBANK CORP.   .............................    112,813
     6,400   WASHINGTON MUTUAL SAVINGS BANK  .................    383,200
                                                               -----------
                                                                1,148,676
                                                               -----------
            BUSINESS SERVICES--0.5%
     2,000   CERIDIAN CORP.*  ................................     69,125
                                                               -----------
            CHEMICALS--2.7%
     2,200   CABOT CORP.   ...................................     60,225
     3,900   DOW CHEMICAL CO.    .............................    345,150
                                                               -----------
                                                                  405,375
                                                               -----------
            COMPUTER SOFTWARE--3.8%
     2,200   CISCO SYSTEMS, INC.    ..........................   165,825
     6,100   COMPUTER ASSOCIATES INTERNATIONAL  ..............    407,938
                                                               -----------
                                                                  573,763
                                                               -----------
            COMPUTERS/COMPUTER HARDWARE--6.8%
     3,500   EMC CORP.*    ...................................    179,594
     4,000   INTERNATIONAL BUSINESS MACHINES CORP.    ........    403,500
     9,100   SUN MICROSYSTEMS, INC.*   .......................    436,800
                                                               -----------
                                                                1,019,894
                                                               -----------
            CONSTRUCTION MACHINERY--2.0%
     5,100   CATERPILLAR TRACTOR, INC.    ....................    296,119
                                                               -----------
            CONSUMER PRODUCTS--4.2%
     2,000   AVON PRODUCTS, INC.    ..........................    128,125
     8,200   PHILIP MORRIS COMPANIES, INC.   .................    357,725
     1,600   RALSTON-RALSTON PURINA GROUP    .................    144,000
                                                               -----------
                                                                  629,850
                                                               -----------
            DIVERSIFIED--2.4%
     2,300   HARNISCHFEGER INDUSTRIES, INC.  .................     92,288
     3,400   TYCO INTERNATIONAL LTD.   .......................    266,688
                                                               -----------
                                                                  358,976
                                                               -----------
            ELECTRONICS / ELECTRICAL EQUIPMENT--2.8%
     2,200   ATMEL CORP.*  ...................................     77,825
     1,900   INTEL CORP.   ...................................    175,038
     2,200   MOTOROLA, INC.   ................................    161,425
                                                               -----------
                                                                  414,288
                                                               -----------

  Shares                          Issuer                          Value
---------   -----------------------------------------------    -----------
            ENTERTAINMENT/LEISURE--3.2%
     7,700   CARNIVAL CORP., CLASS A   ....................... $  337,356
     2,700   TIME WARNER, INC.   .............................    139,050
                                                               -----------
                                                                  476,406
                                                               -----------
            FINANCIAL SERVICES--0.9%
     2,700  MORGAN STANLEY, DEAN WITTER,
             DISCOVER AND CO.    .............................    129,937
                                                               -----------
            FOOD/BEVERAGE PRODUCTS--2.3%
     9,600   PEPSICO., INC.   ................................    345,600
                                                               -----------
            HEALTH CARE/HEALTH CARE SERVICES--4.8%
     2,200   BECKMAN INSTRUMENTS, INC.    ....................    103,538
     7,700   COLUMBIA/HCA HEALTHCARE CORP.   .................    243,031
    10,300   HEALTHSOUTH CORP.*  .............................    256,856
     2,600   UNIVERSAL HEALTH SERVICES, INC., CLASS B*   .....    113,912
                                                               -----------
                                                                  717,337
                                                               -----------
            INSURANCE--4.9%
     5,300   ALLSTATE CORP.   ................................    387,231
     1,500   AMERICAN BANKERS INSURANCE GROUP, INC.   ........     99,000
     3,300   EQUITABLE COMPANIES, INC.    ....................    143,550
     8,300   RELIANCE GROUP HOLDINGS, INC.   .................    101,675
                                                               -----------
                                                                  731,456
                                                               -----------
            MANUFACTURING--3.7%
     4,000   JOHNSON CONTROLS    .............................    190,750
     4,400   INGERSOLL-RAND CO.  .............................    264,550
     2,900   PENTAIR, INC.    ................................    103,312
                                                               -----------
                                                                  558,612
                                                               -----------
            MEDIA/ADVERTISING--1.0%
     2,200   OMNICOM GROUP, INC.    ..........................    149,050
                                                               -----------
            METALS/MINING--0.5%
       900   ALUMINUM CO. OF AMERICA (ALCOA)    ..............     74,025
                                                               -----------
            OFFICE/BUSINESS EQUIPMENT--0.1%
       100   XEROX CORP.   ...................................      7,550
                                                               -----------
            OIL & GAS--10.7%
     3,800   BRITISH PETROLEUM PLC, ADR (UNITED KINGDOM)   ...     321,575
     5,500   COASTAL CORP.    ................................    317,625
     7,000   HALLIBURTON COMPANY    ..........................    334,250
     1,700   MOBIL CORP.   ...................................    123,675
     2,200   MURPHY OIL CORP.    .............................    118,112
     1,100   TEXACO, INC.  ...................................    126,775
     2,400   TIDEWATER, INC.  ................................    126,000
     2,900   WILLIAMS COMPANIES, INC.  .......................    135,031
                                                               -----------
                                                                1,603,043
                                                               -----------
            PAPER/FOREST PRODUCTS--1.5%
     1,700   BOISE CASCADE CORP.    ..........................     67,256
     2,000   WILLAMETTE INDUSTRIES, INC.  ....................    159,500
                                                               -----------
                                                                  226,756
                                                               -----------
            PHARMACEUTICALS--3.7%
     2,000   BRISTOL-MYERS SQUIBB CO.  .......................    152,000
     2,800   JOHNSON & JOHNSON   .............................    158,725
     5,600   SMITHKLINE BEECHAM PLC, ADR (UNITED KINGDOM)          242,550
                                                               -----------
                                                                  553,275
                                                               -----------

                       See notes to financial statements.

                                                                          page 9
                                                      Growth & Income Portfolio
                                        Portfolio of Investments August 31, 1997


    Shares                           Issuer                            Value
---------      -----------------------------------------------     ------------
               PRINTING & PUBLISHING--2.0%
      6,500     NEW YORK TIMES COMPANY, CLASS A  .............      $  307,125
                                                                   ------------
               REAL ESTATE INVESTMENT TRUST--0.6%
      4,000     SECURITY CAPITAL PACIFIC TRUST   .............          87,250
                                                                   ------------
               RETAILING--7.6%
      1,800     BARNES & NOBLE, INC.*   ......................          83,587
     10,600     COSTCO COMPANIES, INC.  ......................         382,262
      2,800     CVS CORP.   ..................................         157,850
      3,500     FEDERATED DEPARTMENT STORES*  ................         147,000
     12,300     KROGER CO.*    ...............................         370,537
                                                                   ------------
                                                                     1,141,236
                                                                   ------------
               SHIPPING/TRANSPORTATION--0.6%
      1,000     BURLINGTON NORTHERN SANTA FE  ................          91,688
                                                                   ------------
               TELECOMMUNICATIONS--3.0%
      7,100     BELLSOUTH CORP.   ............................         312,400
      2,800     SPRINT CORP.   ...............................         131,600
                                                                   ------------
                                                                      444,000
                                                                   ------------
               TEXTILES--0.5%
      1,700     LIZ CLAIBORNE, INC.  .........................         75,756
                                                                   ------------
               UTILITIES--3.7%
      3,600     CAROLINA POWER & LIGHT CO.    ................        121,500
      7,200     FPL GROUP INC.    ............................        334,800
      3,000     SIERRA PACIFIC RESOURCES   ...................         93,750
                                                                   ------------
                                                                      550,050
                                                                   ------------
               TOTAL COMMON STOCK
               (COST $11,553,500)   ..........................     13,784,625
                                                                   ------------

    Shares                            Issuer                           Value
---------      -----------------------------------------------     ------------
               CONVERTIBLE PREFERRED STOCK--0.7%
               FINANCIAL SERVICES--0.4%
      1,500     SUNAMERICA INC., $3.188, 10/31/99   ..........     $   66,469
                                                                   ------------
               PAPER/FOREST PRODUCTS--0.3%
        800    INTERNATIONAL PAPER CAPITAL CORP., 5.25% #   ..         44,916
                                                                   ------------
               TOTAL CONVERTIBLE PREFERRED STOCK
               (COST $96,250) ................................        111,385
                                                                   ------------
               RIGHTS--0.0%
               REAL ESTATE INVESTMENT TRUST--0.0%
      4,000     SECURITY CAPITAL PACIFIC TRUST, $21.81, EXPIRES
                 09/08/97 ....................................              0
                                                                   ------------
               TOTAL LONG-TERM INVESTMENTS
               (COST $11,649,750)   ..........................     13,896,010
                                                                   ------------

   Principal
     Amount
-------------
               SHORT-TERM INVESTMENTS--6.9%
               TIME DEPOSIT--6.9%
               BANKING--6.9%
  $1,042,000    SUMITOMO BANK, 5.531%, DUE 09/02/97
                 (COST $1,042,000)   ............   $ 1,042,000
                                                   ------------
               TOTAL INVESTMENTS--99.6%
                 (COST $12,691,750)  ............   $14,938,010
                                                   ============

                       See notes to financial statements.

page 10
Capital Growth Portfolio
Portfolio of Investments August 31, 1997

    Shares                           Issuer                           Value
---------      -------------------------------------------        -----------
               LONG-TERM INVESTMENTS--87.7%
               COMMON STOCK--87.7%
               AGRICULTURAL PRODUCTION/SERVICES--1.4%
      5,400     AGCO CORP.    ...................................  $  175,500
                                                                   -----------
               AIRLINES--1.5%
      5,000     CONTINENTAL AIRLINES, INC., CLASS B*  ...........     183,125
                                                                   -----------
               AUTOMOTIVE--3.0%
      3,500     CIRCUIT CITY STORES, INC., CARMAX GROUP*    .....      48,125
      7,000     LEAR CORP.*   ...................................     320,688
                                                                   -----------
                                                                      368,813
                                                                   -----------
               BANKING--1.4%
      4,590     ZIONS BANCORPORATION   ..........................     177,863
                                                                   -----------
               BUSINESS SERVICES--0.8%
      3,000     CERIDIAN CORP.*  ................................     103,687
                                                                   -----------
               CHEMICALS--3.6%
     10,000     CABOT CORP.   ...................................     273,750
      5,000     WATERS CORP.*    ................................     166,563
                                                                   -----------
                                                                      440,313
                                                                   -----------
               COMPUTER SOFTWARE--3.1%
      5,500     ADOBE SYSTEMS, INC.    ..........................     216,563
         55     NETSCAPE COMMUNICATIONS CORP.*  .................       2,190
      3,750     WIND RIVER SYSTEMS*    ..........................     160,781
                                                                   -----------
                                                                      379,534
                                                                   -----------
               COMPUTERS/COMPUTER HARDWARE--4.2%
      3,000     EMC CORP.*    ....................................     153,938
      4,000     GATEWAY 2000 INC.,*    ...........................     156,500
      4,000     STORAGE TECHNOLOGY CORP.*    .....................     203,750
                                                                   -----------
                                                                      514,188
                                                                   -----------
               CONSUMER PRODUCTS--1.7%
      4,000     FIRST BRANDS CORP.  ..............................     99,750
      6,000     FURNITURE BRANDS INTERNATIONAL, INC.*    .........    105,750
                                                                   -----------
                                                                      205,500
                                                                   -----------
               DIVERSIFIED--2.9%
      5,000     AMERICAN STANDARD COMPANIES, INC.*    ............    235,000
      3,000     HARNISCHFEGER INDUSTRIES, INC.  ..................    120,375
                                                                   -----------
                                                                      355,375
                                                                   -----------
               ELECTRONICS/ELECTRICAL EQUIPMENT--7.7%
      7,000     ADAPTEC, INC.*   .................................    336,000
      4,000     ATMEL CORP.*  ....................................    141,500
      5,000     BMC INDUSTRIES, INC.   ...........................    155,625
      5,000     MICRON ELECTRONICS, INC.*    .....................     81,562
      5,000     XILINX, INC.*    .................................    237,500
                                                                   -----------
                                                                      952,187
                                                                   -----------
               FINANCIAL SERVICES--5.4%
      4,000     COUNTRYWIDE CREDIT INDUSTRIES, INC.   ............    134,750
      4,000     GREEN TREE FINANCIAL CORP.   .....................    175,750
      3,000     LEHMAN BROTHERS HOLDING, INC.   ..................    131,625
      4,000     THE PMI GROUP, INC.    ...........................    231,250
                                                                   -----------
                                                                      673,375
                                                                   -----------

    Shares                            Issuer                          Value
---------      -------------------------------------------         -----------
               FOOD/BEVERAGE PRODUCTS--1.3%
      6,000     COCA-COLA ENTERPRISES, INC.  .....................  $  165,000
                                                                   -----------
               HEALTH CARE/HEALTH CARE SERVICES--7.0%
     10,000     ASSISTED LIVING CONCEPTS*    .....................     158,750
      2,500     HBO & CO.  .......................................     179,062
      4,000     PHYCOR, INC.*    .................................     117,750
      6,750     TENET HEALTHCARE CORP.*   ........................     183,938
      5,100     UNIVERSAL HEALTH SERVICES, INC., CLASS B*   ......     223,444
                                                                   -----------
                                                                       862,944
                                                                   -----------
               HOME BUILDING CONSTRUCTION--0.7%
      5,000     PACIFIC GREYSTONE CORP.*  ........................      86,875
                                                                   -----------
               INSURANCE--9.2%
      5,000     AMERICAN BANKERS INSURANCE GROUP, INC.   .........     330,000
      4,500     EQUITABLE OF IOWA COMPANIES  .....................     293,062
      4,000     RELIASTAR FINANCIAL CORP.    .....................     299,000
      3,000     TRANSATLANTIC HOLDINGS, INC.    ..................     212,063
                                                                   -----------
                                                                     1,134,125
                                                                   -----------
               MANUFACTURING--3.8%
      3,500     KENNAMETAL INC.  .................................     163,844
      4,000     PENTAIR, INC.    .................................     142,500
      3,500     UCAR INTERNATIONAL, INC.*    .....................     165,156
                                                                   -----------
                                                                       471,500
                                                                   -----------
               MEDIA/ADVERTISING--1.1%
      2,000     OMNICOM GROUP, INC.    ...........................     135,500
                                                                   -----------
               OIL & GAS--6.0%
      5,000     MURPHY OIL CORP.    ..............................     268,437
      2,500     NUEVO ENERGY CO.*   ..............................     127,031
      6,500     TIDEWATER, INC.  .................................     341,250
                                                                   -----------
                                                                       736,718
                                                                   -----------
               PAPER/FOREST PRODUCTS--2.2%
      7,000     BOISE CASCADE CORP.    ...........................     276,937
                                                                   -----------
               PHARMACEUTICALS--1.7%
      6,000     PAREXEL INTERNATIONAL CORP.*    ..................     212,250
                                                                   -----------
               PIPELINES--1.9%
      3,600     COLUMBIA GAS SYSTEM, INC.    .....................     237,600
                                                                   -----------
               REAL ESTATE INVESTMENT TRUST--1.2%
      6,600     OASIS RESIDENTIAL, INC.   ........................     154,275
                                                                   -----------
               RETAILING--7.6%
     10,000     CORPORATE EXPTRESS INC.*  ........................     170,625
      2,000     CVS CORP.  .......................................     112,750
      5,000     HOLLYWOOD ENTERTAINMENT CORP.*  ..................      81,875
      2,500     MSC INDUSTRIAL DIRECT CO., INC.*   ...............     101,562
      6,000     PROFFITT'S, INC.*   ..............................     322,125
      5,000     STAGE STORES, INC.*    ...........................     154,688
                                                                   -----------
                                                                       943,625
                                                                   -----------
               TELECOMMUNICATIONS--3.2%
      5,000     ASPECT TELECOMMUNICATIONS CORP.*   ...............     110,000
      5,000     CINCINNATI BELL, INC.  ...........................     134,687
      5,000     OCTEL COMMUNICATIONS CORP.*  .....................     151,875
                                                                   -----------
                                                                       396,562
                                                                   -----------

                       See notes to financial statements.

                                                                         page 11
                                                       Capital Growth Portfolio
                                        Portfolio of Investments August 31, 1997


    Shares               Issuer                   Value
---------   --------------------------        ------------
            TEXTILES--1.4%
     4,000   LIZ CLAIBORNE, INC.  ............ $  178,250
                                              ------------
            UTILITIES--2.7%
     5,000   SIERRA PACIFIC RESOURCES   ......    156,250
     7,500   TNP ENTERPRISES, INC.   .........    175,781
                                              ------------
                                                  332,031
                                              ------------
            TOTAL COMMON STOCK
             (COST $8,377,365) ............... 10,853,652
                                              ------------


   Principal
     Amount                  Issuer                    Value
-------------  ----------------------------------- ------------
               SHORT-TERM INVESTMENTS--12.0%
               TIME DEPOSIT--12.0%
  $1,483,000    SUMITOMO BANK, 5.531%, DUE 09/02/97
                 (COST $1,483,000)   ............. $ 1,483,000
                                                   ------------
               TOTAL INVESTMENTS--99.7%
               (COST $9,860,365)   ............... $12,336,652
                                                   ============

                       See notes to financial statements.

page 12
International Equity Portfolio
Portfolio of Investments August 31, 1997


 Shares                        Issuer                         Value
-------- -------------------------------------------------- ----------
         LONG-TERM INVESTMENTS--93.5%
         COMMON STOCK--93.3%
                  AUSTRALIA--0.6%
                    BANKING--0.1%
   700    COMMONWEALTH BANK OF AUSTRALIA  .................. $  7,739
                DIVERSIFIED--0.3%
12,000    FUTURIS CORP., LTD.    ...........................   17,994
                  INSURANCE--0.0%
   400    QBE INSURANCE GROUP, LTD.    .....................    2,171
         OIL & GAS--0.2%
 9,000    ENERGY EQUITY CORP. LTD.*    .....................    9,129
                                                            ---------
                                                               37,033
                                                            ---------
                    AUSTRIA--2.0%
         OIL & GAS--0.7%
    10    SCHOELLER-BLECKMANN OILFIELD EQUIPMENT AG*  ......    1,327
   297    OMV AG  ..........................................   39,146
                      STEEL--1.3%
   893    BOEHLER--UDDEHOLM AG   ...........................   69,890
                                                            ---------
                                                              110,363
                                                            ---------
                     BRAZIL--3.3%
         TELECOMMUNICATIONS--2.8%
 1,270    TELECOMUNICACOES BRASILEIRAS SA, ADR  ............  149,860
                  UTILITIES--0.5%
 1,330    CENTRAIS ELECTRICAS BRASILEIRAS SA-
           ELECTROBRAS, ADR    .............................   30,510
                                                            ---------
                                                              180,370
                                                            ---------
                      CHINA--0.2%
                 AUTOMOTIVE--0.2%
22,000    QINGLING MOTORS COMPANY LTD.-H  ..................   12,420
                                                            ---------
                    FINLAND--1.1%
         ELECTRONICS / ELECTRICAL EQUIPMENT--1.1%
   775    NOKIA AB, SER. A    ..............................   59,869
                                                            ---------
                     FRANCE--5.9%
         APPLIANCES & HOUSEHOLD DURABLES--0.4%
   900    MOULINEX*  .......................................   21,770
                 AUTOMOTIVE--0.8%
   295    EQUIPMENT ET COMPOSANTS POUR L'INDUSTRIE
           AUTOMOBILE    ...................................   46,018
                    BANKING--0.8%
 1,050    BANQUE NATIONALE DE PARIS    .....................   44,749
         COMPUTER SOFTWARE--0.7%
   650    CAP GEMINI SOGETI SA   ...........................   39,574
         FINANCIAL SERVICES--0.7%
   350    CETELEM GROUP    .................................   35,304
         OIL & GAS--1.0%
   500    SOCIETE NATIONAL ELF-AQUITANE   ..................   55,535
         TELECOMMUNICATIONS--1.5%
   670    ALCATEL ALSTHOM (CIE GENERAL EL)   ...............   82,025
                                                            ---------
                                                              324,975
                                                            ---------

 Shares                        Issuer                         Value
-------- -------------------------------------------------- ----------
                    GERMANY--7.9%
                 AUTOMOTIVE--1.0%
    75    VOLKSWAGEN AG    ................................. $ 53,779
                    BANKING--2.1%
 1,455    DRESDNER BANK AG    ..............................   57,902
 1,600    COMMERZBANK AG   .................................   55,460
         CAPITAL GOODS--1.4%
   171    MANNESMANN AG    .................................   79,156
         CONSUMER PRODUCTS--0.6%
   248    ADIDAS AG  .......................................   29,867
         HEALTH CARE / HEALTH CARE SERVICES--0.9%
   700    FRESENIUS MEDICAL CARE AG *  .....................   48,566
         MACHINERY & ENGINEERING EQUIPMENT--1.4%
   140    GEA AG, ORDINARY SHARES   ........................   48,837
    75    GEA AG, PREFERENCE SHARES    .....................   25,474
                  RETAILING--0.5%
   600    METRO AG   .......................................   27,410
                                                            ---------
                                                              426,451
                                                            ---------
         HONG KONG--4.9%
                   AIRLINES--0.1%
 3,000    CATHAY PACIFIC AIRWAYS    ........................    4,897
                    BANKING--0.4%
 2,000    BANK OF EAST ASIA, LTD.   ........................    7,136
 2,000    DAO HENG BANK GROUP, LTD.    .....................    8,517
   600    HANG SENG BANK LTD.    ...........................    7,239
                DIVERSIFIED--1.1%
 3,000    CITIC PACIFIC LTD.  ..............................   15,988
10,000    GUANGDONG INVESTMENTS, LTD.  .....................   12,065
 3,000    HUTCHISON WHAMPOA   ..............................   24,969
 1,000    JARDINE MATHESON HOLDINGS (USD)    ...............    7,000
         FINANCIAL SERVICES--0.8%
 3,000    GUOCO GROUP LTD  .................................   11,652
 1,000    HSBC HOLDINGS PLC   ..............................   30,454
         FOOD/BEVERAGE PRODUCTS--0.0%
 2,000    GUANGDONG BREWERY HOLDINGS, LTD.*  ...............      703
         REAL ESTATE--2.5%
 2,000    CHEUNG KONG (HOLDINGS) LTD.  .....................   21,163
14,000    CHINA RESOURCES BEIJING LAND    ..................    9,033
 2,000    CHINA RESOURCES ENTERPRISES LTD.   ...............    8,388
12,800    HKR INTERNATIONAL, LTD.   ........................   16,352
 3,000    HONG KONG LAND HOLDINGS LTD.    ..................    8,670
 5,000    HYSAN DEVELOPMENT CO., LTD.  .....................   14,517
 4,000    NEW WORLD DEVELOPMENT COMPANY, LTD.   ............   24,931
 1,000    SUN HUNG KAI PROPERTIES LTD.    ..................   11,356
 3,000    WHARF (HOLDINGS) LTD.  ...........................   10,859
 5,000    WHEELOCK & CO., LTD.   ...........................   10,323
                                                            ---------
                                                              266,212
                                                            ---------
                      INDIA--0.0%
                  UTILITIES--0.0%
   100    BSES LTD., GDR   .................................    1,710
                                                            ---------

                       See notes to financial statements.

                                                                         page 13
                                                 International Equity Portfolio
                                        Portfolio of Investments August 31, 1997


  Shares                        Issuer                         Value
---------- ------------------------------------------------ ------------
                       INDONESIA--0.0%
                     DIVERSIFIED--0.0%
    2,000   PT BIMANTARA CITRA (Foreign)  ..................  $    1,788
              TELECOMMUNICATIONS--0.0%
    1,500   PT TELEKOMUNIKASI INDONESIA (Foreign)  .........       1,353
                                                             -----------
                                                                   3,141
                                                             -----------
                         IRELAND--1.7%
           CONSTRUCTION MATERIALS--0.7%
    3,500   CRH PLC  .......................................      37,570
           FOOD/BEVERAGE PRODUCTS--0.5%
    5,300   GREENCORE GROUP PLC  ...........................      27,071
           REAL ESTATE--0.5%
    5,818   GREEN PROPERTY PLC   ...........................      30,188
                                                             -----------
                                                                  94,829
                                                             -----------
                           ITALY--4.5%
                         BANKING--0.8%
   11,000   BANCO AMBROSIANO VENETO SPA, RNC    ............      24,010
    4,000   BANCO AMBROSIANO VENETO SPA   ..................      23,744
           CONSUMER PRODUCTS--0.9%
    5,000   CSP INTERNATIONAL INDUSTRIA CALZE SPA *   ......      48,815
                       INSURANCE--0.9%
    2,200   ASSICURAZIONI GENERALI, SPA   ..................      46,371
           OIL & GAS--1.9%
   19,057   ENTE NAZIONALE IDROCARBURI SPA (ENI)   .........     105,428
                                                             -----------
                                                                 248,368
                                                             -----------
                          JAPAN--27.7%
                      AUTOMOTIVE--1.2%
    3,000   KEIHIN CORP.   .................................      37,213
    3,000   SANDEN   .......................................      20,467
    1,000   YAMAHA MOTOR CO., LTD.  ........................       9,014
                         BANKING--1.5%
    2,000   BANK OF TOKYO-MITSUBISHI   .....................      36,221
    1,000   MITSUBISHI TRUST & BANKING CORP.    ............      13,976
    3,000   SUMITOMO TRUST & BANKING   .....................      29,026
                       CHEMICALS--1.0%
    2,000   SHIN-ETSU CHEMICAL CO., LTD.  ..................      50,941
    2,000   TOSOH CORP. *  .................................       5,078
           COMPUTER SOFTWARE--0.4%
      700   KONAMI CO., LTD.  ..............................      21,650
           COMPUTERS/COMPUTER HARDWARE--0.4%
    2,000   FUJITSU LTD.   .................................      23,816
           CONSUMER PRODUCTS--2.0%
    3,000   CITIZEN WATCH CO.    ...........................      23,047
    2,000   KAO CORP.   ....................................      29,440
    2,000   NIPPON ELECTRIC GLASS CO., LTD.  ...............      27,290
      300   SONY CORP.  ....................................      26,049
                     DIVERSIFIED--0.5%
    3,000   MITSUI & CO.   .................................      24,412
           ELECTRONICS/ELECTRICAL EQUIPMENT--7.8%
      300   ADVANTEST CORP.   ..............................      27,290
      500   HIROSE ELECTRONICS CO., LTD.  ..................      34,939


  Shares                        Issuer                         Value
---------- ------------------------------------------------ ------------
           JAPAN (cont'd)
    1,000   HITACHI MAXELL LTD.  ...........................  $   22,493
      400   KEYENCE CORP.  .................................      58,218
    1,200   MITSUI HIGH-TEC.  ..............................      28,778
    1,000   MURATA MUFACTURING CO., LTD.  ..................      40,852
    1,000   ROHM COMPANY   .................................     103,370
      800   SHINKO ELECTRIC INDUSTRIES    ..................      34,137
      600   SMC CORP.   ....................................      50,114
    3,000   TOKIN CORP.    .................................      28,034
           ENGINEERING SERVICES--0.3%
      700   NEC SYSTEM INTEGRATION & CONS    ...............      13,603
           ENTERTAINMENT/LEISURE--1.1%
      300   ORIENTAL LAND CO., LTD.    .....................      18,259
    1,000   SHOCHIKU CO., LTD.   ...........................       8,600
      220   TOHO CO., LTD.    ..............................      30,201
           FINANCIAL SERVICES--1.5%
      700   ACOM CO., LTD.    ..............................      32,938
      200   AEON CREDIT SERVICE CO., LTD.    ...............      12,222
    1,000   NIKKO SECURITIES CO. LTD.  .....................       4,705
      600   PROMISE CO., LTD.    ...........................      30,167
                       INSURANCE--0.4%
    2,000   TOKIO MARINE & FIRE INSURANCE CO.   ............      22,824
           MACHINERY & ENGINEERING EQUIPMENT--0.5%
    5,000   TOKYO KIKAI SEISAKUSHO  ........................      28,489
                   MANUFACTURING--2.4%
    2,000   FUJI MACHINE MANUFACTURING CO.   ...............      68,638
    2,000   KOMORI CORP.   .................................      41,844
      400   SHIMA SEIKI MANUFACTURING, LTD.  ...............      16,903
                 PHARMACEUTICALS--1.1%
    2,000   SANKYO CO. LTD.   ..............................      60,533
           PHOTOGRAPHIC EQUIPMENT--0.7%
    1,000   FUJI PHOTO FILM   ..............................      38,371
           PRINTING & PUBLISHING--0.4%
    1,000   DAI NIPPON PRINTING CO. LTD.  ..................      20,839
           REAL ESTATE--1.3%
    2,000   DAIBIRU CORP.  .................................      22,328
    3,000   HANKYU REALTY  .................................      19,847
    2,000   MITSUBISHI ESTATE CO., LTD.   ..................      27,951
                       RETAILING--0.9%
      800   CREDIT SAISON CO. LTD.  ........................      20,576
      700   MATSUMOTOKIYOSHI  ..............................      26,628
              TELECOMMUNICATIONS--2.2%
    2,000   NIPPON COMSYS CORP.  ...........................      28,282
       30   NIPPON TELEGRAPH & TELEPHONE CORP.  ............      28,034
    2,000   MATSUSHITA COMMUNICATION INDUSTRIES    .........      64,999
                     WHOLESALING--0.1%
    1,000   MARUBENI CORP.    ..............................       3,614
                                                             -----------
                                                               1,497,260
                                                             -----------
                        MALAYSIA--0.8%
           AGRICULTURAL PRODUCTION/SERVICES--0.2%
    4,000  KUMPULAN GUTHRIE BHD.   ........................       4,214
    3,000  MALAKOFF BHD.  .................................  $    6,977

                       See notes to financial statements.

page 14
International Equity Portfolio
Portfolio of Investments August 31, 1997

  Shares                          Issuer                           Value
---------- ----------------------------------------------------- ----------
                      BANKING--0.1%
    1,000   MALAYAN BANKING BHD.   .............................. $  6,635
                 CONSTRUCTION--0.1%
    5,000   SUNWAY BUILDING TECHNOLOGY BHD.    ..................    6,293
           CONSTRUCTION MATERIALS--0.2%
    7,400   SUNGEI WAY HOLDINGS BHD.  ...........................    8,707
                  DIVERSIFIED--0.1%
    2,000   UNITED ENGINEERS LTD.  ..............................    8,140
                    UTILITIES--0.1%
    1,000   TENAGA NASIONAL BHD.   ..............................    2,976
                                                                 ---------
                                                                    43,942
                                                                 ---------
                       MEXICO--2.1%
                  DIVERSIFIED--1.2%
    8,274   ALFA, S.A. DE C.V., CLASS A  ........................   63,368
           FINANCIAL SERVICES--0.5%
   10,000   GRUPO FINANCIERO BANAMEX ACCIVAL, SA DE CV
             (BANACCI), SER B    ................................   26,793
                 CONSTRUCTION--0.4%
    1,000   CORPORACION GEO, S.A. DE C.V., SER. B, ADR*#   ......   24,158
                                                                 ---------
                                                                   114,319
                                                                 ---------
                  NETHERLANDS--5.6%
           BUSINESS SERVICES--2.4%
    1,250   KONINKLIJKE AHREND GROEP NV  ........................   40,868
    4,083   BRUNEL INTERNATIONAL NV *    ........................   84,310
           COMPUTER SOFTWARE--1.3%
    1,160   BAAN COMPANY, N.V. *   ..............................   69,748
           PRINTING & PUBLISHING--0.9%
    2,222   VERENIGDE NEDERLANDSE UITGEVERSBEDRIJVAN
             VERENIGD BEZIT (VNU)   .............................   46,319
                    RETAILING--1.0%
    1,080   VENDEX INTERNATIONAL NV   ...........................   54,053
                                                                 ---------
                                                                   295,298
                                                                 ---------
                  PHILIPPINES--0.1%
                 CONSTRUCTION--0.0%
    6,000   DMCI HOLDINGS INC.  .................................      892
                  DIVERSIFIED--0.0%
   16,000   METRO PACIFIC CORP.    ..............................    2,144
           TELECOMMUNICATIONS--0.1%
      120   PHILIPPINE LONG DISTANCE TELEPHONE    ...............    3,020
                    UTILITIES--0.0%
      150   MANILA ELECTRIC CO., CLASS B    .....................      505
                                                                 ---------
                                                                     6,561
                                                                 ---------
                     PORTUGAL--1.1%
           TELECOMMUNICATIONS--1.1%
    1,456   PORTUGAL TELECOM SA    ..............................   54,058
       44   TELECEL-COMUNICACAOES PESSOAIS, SA    ...............    3,205
                                                                 ---------
                                                                    57,263
                                                                 ---------

  Shares                          Issuer                           Value
---------- ----------------------------------------------------- ----------
                    SINGAPORE--0.5%
           REAL ESTATE--0.5%
    2,000   SINGAPORE LAND LTD.    .............................. $  8,865
    3,000   DBS LAND, LTD.   ....................................    7,701
    2,000   CITY DEVELOPMENTS, LTD.   ...........................   12,636
                                                                 ---------
                                                                    29,202
                                                                 ---------
                        SPAIN--1.2%
                      BANKING--1.2%
    2,400   BANCO SANTANDER SA  .................................   66,671
                                                                 ---------
                       SWEDEN--0.5%
                        STEEL--0.5%
    2,600   AVESTA-SHEFFIELD    .................................   24,576
                                                                 ---------
                  SWITZERLAND--5.1%
           HEALTH CARE/HEALTH CARE SERVICES--0.9%
       30   ARES-SERONO GROUP, CLASS B   ........................   46,751
              PHARMACEUTICALS--4.2%
      180   ROCHE HOLDING AG    .................................  151,738
       50   ABB AG  .............................................   73,652
                                                                 ---------
                                                                   272,141
                                                                 ---------
                     THAILAND--0.4%
                 BROADCASTING--0.1%
      500   BEC WORLD PUBLIC CO., LTD. (Foreign)  ...............    3,196
           FINANCIAL SERVICES--0.1%
    3,700   INDUSTRIAL FINANCE CORP. OF THAILAND (Foreign)   .       2,930
                METALS/MINING--0.0%
      200   BANPU COAL LTD. (Foreign)    ........................    1,842
           OIL & GAS--0.1%
      300   PTT EXPLORATION AND PRODUCTION PUBLIC
             CO., LTD. (Foreign)    .............................    3,202
           TELECOMMUNICATIONS--0.1%
      800   ADVANCED INFOR SERVICE PUBLIC CO., LTD.
             (Foreign)  .........................................    3,777
                                                                 ---------
                                                                    14,947
                                                                 ---------
           UNITED KINGDOM--16.1%
                    AEROSPACE--1.0%
    2,412   BRITISH AEROSPACE PLC  ..............................   56,476
                     AIRLINES--0.6%
    3,386   BRITISH AIRPORT AUTHORITY PLC   .....................   30,444
                 BROADCASTING--0.4%
    2,400   CARLTON COMMUNICATIONS PLC   ........................   19,108
           BUSINESS SERVICES--0.5%
    2,500   DELPHI GROUP PLC    .................................   29,025
                 CONSTRUCTION--0.9%
    3,800   BERKELEY GROUP PLC  .................................   46,213
                  DIVERSIFIED--0.8%
   10,057   COOKSON GROUP PLC   .................................   41,258
           FINANCIAL SERVICES--1.9%
    8,000   JARVIS FUNDING PLC  .................................   32,300
    9,600   LEGAL & GENERAL GROUP PLC    ........................   70,438
           FOOD/BEVERAGE PRODUCTS--0.9%
    3,745   ALLIED DOMECQ PLC   .................................   28,328
    3,250   DEVRO PLC  ..........................................   20,236

                       See notes to financial statements.

                                                                         page 15
                                                 International Equity Portfolio
                                        Portfolio of Investments August 31, 1997


  Shares                           Issuer                           Value
----------- ---------------------------------------------------- -----------
            UNITED KINGDOM (cont'd)
            HOTELS/OTHER LODGING--0.5%
    11,859   JARVIS HOTELS PLC  ................................. $  29,806
            INSURANCE--2.0%
     2,500   GENERAL ACCIDENT PLC  ..............................    36,768
     8,400   ROYAL & SUN ALLIANCE GROUP PLC    ..................    68,103
            OIL & GAS--1.6%
     5,865   BRITISH-BORNEO PETRO SYNDICATE PLC   ...............    44,697
     6,435   SHELL TRANSPORT & TRADING PLC  .....................    43,511
            REAL ESTATE--1.0%
     4,100   MEPC PLC  ..........................................    31,147
    17,904   TBI PLC   ..........................................    26,128
            RETAILING--2.3%
     4,052   BOOTS COMPANY, PLC    ..............................    52,464
     2,424   GREAT UNIVERSAL STORES PLC  ........................    24,644
     7,800   SAFEWAY PLC  .......................................    47,429
            SHIPPING/TRANSPORTATION--1.0%
     4,500   RAILTRACK GROUP PLC   ..............................    56,367
            TELECOMMUNICATIONS--0.7%
     7,200   VODAFONE GROUP PLC    ..............................    36,542
                                                                 -----------
                                                                    871,432
                                                                 -----------
            TOTAL COMMON STOCK
            (COST $5,031,992)  .................................. 5,059,353
                                                                 -----------
            PREFERRED STOCK--0.1%
            AUSTRALIA--0.1%
            ENTERTAINMENT/LEISURE
     3,000   SYDNEY HARBOR CASINO, LTD. *   .....................     4,080
                                                                 -----------
            MALAYSIA
            CONSTRUCTION--0.0%
     4,000   SUNWAY BUILDING TECHNOLOGY, BHD., LOAN STOCK........     1,094
                                                                 -----------
            TOTAL PREFERRED STOCK
            (COST $5,945)   .....................................     5,174
                                                                 -----------
            WARRANTS--0.1%
            HONG KONG--0.0%
            FINANCIAL SERVICES--0.0%
     1,600   GUANGDONG INVESTMENT, $8.00, EXPIRE 07/30/99  ......       929
                                                                 -----------
            MALAYSIA--0.1%
            CONSTRUCTION--0.0%
     1,600   SUNWAY BUILDING TECHNOLOGY, BHD., EXPIRE
              07/30/01  .........................................     1,149
            DIVERSIFIED--0.1%
    11,750   INDUSTRIAL OXYGEN INC., BHD, EXPIRE 4/30/00   ......     3,737
                                                                 -----------
                                                                      4,886
                                                                 -----------
            TOTAL WARRANTS
            (COST $1,065)   ....................................     5,815
                                                                 -----------
            TOTAL LONG-TERM INVESTMENTS
            (COST $5,039,002)  ................................. 5,070,342
                                                                 -----------

  Principal
Amount (USD)                        Issuer                         Value
-------------- ------------------------------------------------ -----------
               SHORT-TERM INVESTMENTS--2.9%
               UNITED STATES--2.9%
               TIME DEPOSIT--2.7%
  $  145,000    SUMITOMO BANK, LTD., 5.53%, 09/02/97   ......... $  145,000
                                                                -----------
               U.S. GOVERNMENT OBLIGATIONS--0.2%
      10,000    U.S. TREASURY BILL, 4.84%, DUE 09/18/97   ......      9,973
                                                                -----------
               TOTAL SHORT-TERM INVESTMENTS
               (COST $154,973)   ..............................    154,973
                                                                -----------
               TOTAL INVESTMENTS--96.4%
               (COST $5,193,975) .............................. $5,225,315
                                                                ===========

                       See notes to financial statements.

page 16
Asset Allocation Portfolio
Portfolio of Investments August 31, 1997


 Shares                          Issuer                          Value
--------- ---------------------------------------------------- ----------
          LONG-TERM INVESTMENTS--95.9%
          COMMON STOCK--51.7%
          AGRICULTURAL PRODUCTION/SERVICES--0.7%
     700   CASE CORP.   ....................................... $ 46,944
                                                               ---------
                       AIRLINES--1.2%
     600   AMR CORP. *  .......................................   60,450
     400   CONTINENTAL AIRLINES, INC., CLASS B*    ............   14,650
                                                               ---------
                                                                  75,100
                                                               ---------
                     AUTOMOTIVE--0.3%
     400   LEAR CORP.*  .......................................   18,325
                                                               ---------
                        BANKING--4.2%
     400   BANKAMERICA CORP.  .................................   26,325
     600   CULLEN/FROST BANKERS, INC.  ........................   26,700
   2,000   FIRST UNION CORP.  .................................   96,125
     400   NATIONSBANK CORP.  .................................   23,750
   1,500   WASHINGTON MUTUAL SAVINGS BANK    ..................   89,813
                                                               ---------
                                                                 262,713
                                                               ---------
          BUSINESS SERVICES--0.3%
     500   CERIDIAN CORP. *   .................................   17,281
                                                               ---------
                      CHEMICALS--1.5%
     500   CABOT CORP.  .......................................   13,687
     900   DOW CHEMICAL CO.   .................................   79,650
                                                               ---------
                                                                 93,337
                                                               ---------
          COMPUTER SOFTWARE--2.2%
     500   CISCO SYSTEMS, INC.   ..............................   37,687
   1,500   COMPUTER ASSOCIATES INTERNATIONAL    ...............  100,313
                                                               ---------
                                                                 138,000
                                                               ---------
          COMPUTERS/COMPUTER HARDWARE--3.9%
     800   EMC CORP.*   .......................................   41,050
   1,000   INTERNATIONAL BUSINESS MACHINES CORP.   ............  100,875
   2,200   SUN MICROSYSTEMS, INC.*  ...........................  105,600
                                                               ---------
                                                                 247,525
                                                               ---------
          CONSTRUCTION MACHINERY--1.1%
   1,200   CATERPILLAR TRACTOR, INC.   ........................   69,675
                                                               ---------
          CONSUMER PRODUCTS--2.5%
     500   AVON PRODUCTS, INC.   ..............................   32,031
   2,000   PHILIP MORRIS COMPANIES, INC.  .....................   87,250
     400   RALSTON-RALSTON PURINA GROUP   .....................   36,000
                                                               ---------
                                                                 155,281
                                                               ---------
                    DIVERSIFIED--1.3%
     500   HARNISCHFEGER INDUSTRIES, INC.    ..................   20,063
     800   TYCO INTERNATIONAL LTD.  ...........................   62,750
                                                               ---------
                                                                  82,813
                                                               ---------
          ELECTRONICS/ELECTRICAL EQUIPMENT--1.6%
     500   ATMEL CORP.*    ....................................   17,688
     500   INTEL CORP.  .......................................   46,063
     500   MOTOROLA, INC.  ....................................   36,688
                                                               ---------
                                                                 100,439
                                                               ---------

 Shares                          Issuer                          Value
--------- ---------------------------------------------------- ----------
          ENTERTAINMENT/LEISURE--1.8%
   1,900   CARNIVAL CRUISE LINES, CLASS A    .................. $ 83,244
     600   TIME WARNER, INC.  .................................   30,900
                                                               ---------
                                                                 114,144
                                                               ---------
          FINANCIAL SERVICES--0.5%
     600   MORGAN STANLEY, DEAN WITTER, DISCOVER AND CO.       .  28,875
                                                               ---------
          FOOD/BEVERAGE PRODUCTS--1.3%
   2,300   PEPSICO., INC.  ....................................   82,800
                                                               ---------
          HEALTH CARE/HEALTH CARE SERVICES--2.6%
     500   BECKMAN INSTRUMENTS, INC.   ........................   23,531
   1,800   COLUMBIA/HCA HEALTHCARE CORP.  .....................   56,813
   2,400   HEALTHSOUTH CORP.*    ..............................   59,850
     600   UNIVERSAL HEALTH SERVICES, INC., CLASS B *    ......   26,287
                                                               ---------
                                                                 166,481
                                                               ---------
                      INSURANCE--2.7%
   1,200   ALLSTATE CORP.  ....................................   87,675
     400   AMERICAN BANKERS INSURANCE GROUP, INC.  ............   26,400
     700   EQUITABLE COMPANIES, INC.   ........................   30,450
   1,900   RELIANCE GROUP HOLDINGS, INC.  .....................   23,275
                                                               ---------
                                                                 167,800
                                                               ---------
                  MANUFACTURING--2.2%
   1,100   INGERSOLL-RAND CO.    ..............................   66,137
   1,000   JOHNSON CONTROLS   .................................   47,688
     700   PENTAIR, INC.   ....................................   24,938
                                                               ---------
                                                                 138,763
                                                               ---------
              MEDIA/ADVERTISING--0.5%
     500   OMNICOM GROUP, INC.   ..............................   33,875
                                                               ---------
                  METALS/MINING--0.3%
     200   ALUMINUM CO. OF AMERICA (ALCOA)   ..................   16,450
                                                               ---------
          OIL & GAS--6.0%
     900   BRITISH PETROLEUM PLC, ADR (UNITED KINGDOM)   ......   76,162
   1,200   COASTAL CORP.   ....................................   69,300
   1,700   HALLIBURTON COMPANY   ..............................   81,175
     400   MOBIL CORP.  .......................................   29,100
     500   MURPHY OIL CORP.   .................................   26,844
     300   TEXACO, INC.    ....................................   34,575
     500   TIDEWATER, INC.    .................................   26,250
     700   WILLIAMS COMPANIES, INC.    ........................   32,594
                                                               ---------
                                                                 376,000
                                                               ---------
          PAPER/FOREST PRODUCTS--0.9%
     400   BOISE CASCADE CORP.   ..............................   15,825
     500   WILLAMETTE INDUSTRIES, INC.    .....................   39,875
                                                               ---------
                                                                  55,700
                                                               ---------
                PHARMACEUTICALS--2.1%
     500   BRISTOL-MYERS SQUIBB CO.    ........................   38,000
     600   JOHNSON & JOHNSON  .................................   34,012
   1,400   SMITHKLINE BEECHAM PLC, ADR (UNITED KINGDOM)           60,638
                                                               ---------
                                                                 132,650
                                                               ---------

                       See notes to financial statements.

                                                                         page 17
                                                     Asset Allocation Portfolio
                                        Portfolio of Investments August 31, 1997


  Shares                          Issuer                           Value
----------- --------------------------------------------------- -----------
            PRINTING & PUBLISHING--1.1%
     1,500   NEW YORK TIMES COMPANY, CLASS A,    ............... $  70,875
                                                                -----------
            REAL ESTATE INVESTMENT TRUST--0.3%
       900   SECURITY CAPITAL PACIFIC TRUST   ..................    19,631
                                                                -----------
                          RETAILING--4.4%
       400   BARNES & NOBLE, INC. *  ...........................    18,575
     2,500   COSTCO COMPANIES, INC.  ...........................    90,156
       700   CVS CORP.   .......................................    39,462
       900   FEDERATED DEPARTMENT STORES *    ..................    37,800
     2,900   KROGER CO.*    ....................................    87,363
                                                                -----------
                                                                   273,356
                                                                -----------
            SHIPPING/TRANSPORTATION--0.3%
       200   BURLINGTON NORTHERN SANTA FE  .....................    18,338
                                                                -----------
                 TELECOMMUNICATIONS--1.6%
     1,600   BELLSOUTH CORP.   .................................    70,400
       700   SPRINT CORP.   ....................................    32,900
                                                                -----------
                                                                   103,300
                                                                -----------
                           TEXTILES--0.3%
       400   LIZ CLAIBORNE, INC.  ..............................    17,825
                                                                -----------
                          UTILITIES--2.0%
       700   CAROLINA POWER & LIGHT CO.    .....................    23,625
     1,700   FPL GROUP INC.    .................................    79,050
       700   SIERRA PACIFIC RESOURCES   ........................    21,875
                                                                -----------
                                                                   124,550
                                                                -----------
            TOTAL COMMON STOCK
            (COST $2,697,613) .................................  3,248,846
                                                                -----------
            CONVERTIBLE PREFERRED STOCK--0.8%
            FINANCIAL SERVICES--0.4%
       500   SUNAMERICA INC., $3.188, 10/31/99   ...............    22,156
                                                                -----------
            PAPER/FOREST PRODUCTS--0.4%
       400   INTERNATIONAL PAPER CAPITAL CORP., 5.25% #   ......    22,458
                                                                -----------
            TOTAL CONVERTIBLE PREFERRED STOCK
            (COST $38,750) ....................................     44,614
                                                                -----------
                             RIGHTS--0.0%
            REAL ESTATE INVESTMENT TRUST--0.0%
       900   SECURITY CAPITAL PACIFIC TRUST, $21.82, EXPIRE
              09/08/97,   .....................................         0
                                                                -----------


  Principal
Amount (USD)
-------------
              CORPORATE NOTES & BONDS--17.0%
                                AEROSPACE--1.6%
  $  100,000   LOCKHEED MARTIN CORP., 7.45%, 6/15/04  ...............  103,442
                                                                     -----------
                                  BANKING--1.6%
     100,000   BANCO LATINOAMERICAN, 7.20%, 5/28/02 (PANAMA)   ......  100,750
                                                                     -----------
                             BROADCASTING--1.8%
     100,000   TIME WARNER, INC. 9.15%,2/01/23  .....................  113,295
                                                                     -----------
              CONSTRUCTION/TRANSPORTATION--1.7%
     100,000   ZHUHAI HIGHWAY CO., LTD., 9.125%, 7/1/06 YANKEE,
                SER. A, # (CHINA)    ................................  105,137
                                                                     -----------


  Principal
Amount (USD)                           Issuer                            Value
-------------- ------------------------------------------------------ ----------

               FINANCIAL SERVICES--5.3%
  $  100,000    CORP ANDINA DE FOMENTO, 7.375%, 7/21/00
                 (VENEZUELA)    ..................................... $  102,012
     100,000    GENERAL ELECTRIC CAPITAL CORP., MTN, 9.18%,
                 12/30/08    ........................................    120,058
     100,000    TERMOEMCALI FUNDING CORP., 10.125%, 12/15/14 #  .....    108,750
                                                                      ----------
                                                                         330,820
                                                                      ----------
               PIPELINE/OIL--3.3%
     100,000    OLEODUCTO CENTRA, SA, SER. B, 9.35%, 9/1/05 #
                 (COLOMBIA)  ........................................    106,180
     100,000    PETROZUATA FINANCE, INC., 8.22%, 04/01/17 #
                 (VENEZUELA)    .....................................    104,447
                                                                      ----------
                                                                         210,627
                                                                      ----------
                  UTILITIES--1.7%
     100,000    RAS LAFFAN LIQUEFIED NATURAL GAS, 8.294%,
                 3/15/14 # (QATAR)    ...............................    107,250
                                                                      ----------
               TOTAL CORPORATE NOTES & BONDS
               (COST $1,063,616) ....................................  1,071,321
                                                                      ----------
               MORTGAGE BACKED SECURITIES--1.6%
     100,000    FEDERAL HOME LOAN MORTGAGE CORP., SER. 1865,
                 CLASS G, 8.0%, 08/15/24
                  (COST $103,262)   .................................    103,084
                                                                      ----------
               ASSET BACKED SECURITIES--1.6%
      98,403    MID-STATE TRUST , SER. 6, CLASS A4, 7.79%, 07/01/35
                 (COST $98,495) .....................................     99,879
                                                                      ----------
               U.S. TREASURY OBLIGATIONS--10.1%
               U.S. TREASURY NOTES,
     345,000    7.88%, 11/15/04  ....................................    374,918
     100,000    8.75%, 08/15/00  ....................................    107,062
     125,000    U.S. TREASURY BOND, 8.50%, 02/15/20,   ..............    150,899
                                                                      ----------
               (COST $624,423)   ....................................    632,879
                                                                      ----------
               U.S. GOVERNMENT AGENCY OBLIGATIONS--13.1%
     250,000    FEDERAL HOME LOAN BANK, 7.54%, 02/13/98   ...........    251,992
      75,000    FEDERAL HOME LOAN MORTGAGE CORP., 8.00%,
                 04/09/07    ........................................     75,340
               FEDERAL NATIONAL MORTGAGE ASSOCIATION,
     342,617    10.00%, 04/15/27, 30 YEAR, TBA  .....................    379,969
     100,360    10.5%, 06/01/27, 30 YEAR, TBA   .....................    113,312
                                                                      ----------
               (COST $813,294)   ....................................    820,613
                                                                      ----------
               TOTAL LONG-TERM INVESTMENTS
               (COST $5,439,453) ....................................  6,021,236
                                                                      ----------
               SHORT-TERM INVESTMENTS--3.3%
               TIME DEPOSIT--3.3%
                    BANKING--3.3%
     210,000    SUMITOMO BANK, 5.531%, 9/2/97
                 (COST $210,000)   ..................................    210,000
                                                                      ----------
               TOTAL INVESTMENTS--99.2%
                (COST $5,649,453) ................................... $6,231,236
                                                                      ==========


                       See notes to financial statements.

page 18
U.S. Government Income Portfolio
Portfolio of Investments August 31, 1997

Money Market Portfolio
Portfolio of Investments August 31, 1997


 Principal
   Amount                            Issuer                             Value
------------ ------------------------------------------------------- -----------
             LONG-TERM INVESTMENTS--89.2%
             U.S. TREASURY OBLIGATIONS--38.5%
             U.S. TREASURY BONDS AND NOTES,
 $  500,000   6.13%, 09/30/00   .................................... $  500,155
    400,000   6.75%, 08/15/26   ....................................    404,188
    400,000   8.50%, 02/15/20   ....................................    482,876
     60,000   10.75%, 08/15/05  ....................................     76,059
                                                                     -----------
             (COST $1,472,541)  ....................................  1,463,278
                                                                     -----------
             U.S. GOVERNMENT AGENCY OBLIGATIONS--27.7%
    200,000  FEDERAL FARM MEDIUM TERM NOTE, 7.51%, 2/13/98          .   201,594
    200,000  FEDERAL HOME LOAN BANK, 7.54%, 2/13/98  ...............    201,594
    450,000  FEDERAL NATIONAL MORTGAGE ASSOCIATION,
             6.24%, 7/29/02  .......................................    447,116
    200,000  STUDENT LOAN MORTGAGE ASSOCIATION,
             7.00%, 3/3/98   .......................................    201,188
                                                                     -----------
             (COST $1,055,592)  ....................................  1,051,492
                                                                     -----------
             COLLATERALIZED MORTGAGE OBLIGATION--23.0%
    904,838  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION,
             POOL #3547, 6.50%, 3/15/24
             (COST $828,755) .......................................    875,711
                                                                     -----------
             TOTAL LONG-TERM INVESTMENTS
             (COST $3,356,888)  ....................................  3,390,481
                                                                     -----------
             SHORT-TERM INVESTMENTS--10.0%
             REPURCHASE AGREEMENT--10.0%
    382,000  HONG KONG-SHANGHAI BANKING CORP., 5.35%, DUE
             9/2/97; (DATED 8/29/97, PROCEEDS $382,170.
             SECURED BY U.S. TREASURY BOND; $309,000 AT
             10.75% DUE 8/15/05; MARKET VALUE $390,500)
             (COST $382,000) .......................................    382,000
                                                                     -----------
             TOTAL INVESTMENTS--99.2%
             (COST $3,738,888)  .................................... $3,772,481
                                                                     ===========

 Principal
   Amount                            Issuer                             Value
------------ ------------------------------------------------------- -----------
             U.S. TREASURY OBLIGATIONS--34.4%
             U.S. TREASURY BILLS,
 $  652,000   4.960%, 09/25/97  .................................... $  649,934
  1,010,000   5.030%, 09/25/97  ....................................  1,006,754
     12,000   5.310%, 09/18/97  ....................................     11,972
                                                                     -----------
             (COST $1,688,660)  ....................................  1,668,660
                                                                     -----------
             U.S. GOVERNMENT AGENCY OBLIGATIONS--28.0%
    250,000  FEDERAL FARM CREDIT BANK, 5.430%, 09/23/97    .........    249,208
    250,000  FEDERAL HOME LOAN BANK, DN 5.415%, 10/22/97   .........    248,120
     85,000  FEDERAL HOME LOAN MORTGAGE CORP., FRN,
             5.390%, 09/30/97   ....................................     84,644
    695,000  FEDERAL HOME LOAN MORTGAGE CORP., DN
             5.420%, 09/11/97   ....................................    694,058
     85,000  FEDERAL NATIONAL MORTGAGE ASSOCIATION, DN
             5.400%, 09/25/97   ....................................     84,707
                                                                     -----------
             (COST $1,360,737)  ....................................  1,360,737
                                                                     -----------
             COMMERCIAL PAPER--37.7%
    180,000  BARCLAYS US FUNDING CORP., 5.480%, 09/15/97   .........    179,644
    200,000  CHINA MERCHANTS HOLDINGS CO. LTD., SER. A,
             (CAYMAN), 5.550%, 11/03/97  ...........................    198,088
    155,000  COMMONWEALTH BANK OF AUSTRALIA, 5.550%,
             01/09/98  .............................................    151,917
    160,000  DUPONT (EI) NEMOUR, 5.450%, 10/03/97    ...............    159,249
    150,000  FORD MOTOR CREDIT CORP., 5.00%, 09/11/97   ............    149,794
    176,000  IBM CREDIT CORP., 5.520%, 09/18/97   ..................    175,568
    150,000  INTERNATIONAL NEDERLANDEN US HOLDINGS,
             5.500%, 11/12/97   ....................................    148,373
    120,000  MADISON FUNDING CORP., 5.550%, 09/08/97    ............    119,889
    175,000  NATIONAL RURAL UTILITIES COOPERATIVE FINANCE
             CORP., 5.500%, 11/06/97  ..............................    173,262
    175,000  NEW CENTER ASSET TRUST, 5.500%, 10/08/97   ............    174,038
     90,000  PEPSICO INC., 5.470%, 09/17/97    .....................     89,795
    115,000  PROVINCE OF BRITISH COLUMBIA, 5.520%, 03/16/98   ......    111,561
                                                                     -----------
             (COST $1,831,178)  ....................................  1,831,178
                                                                     -----------
             TOTAL INVESTMENTS--100.1%
             (COST $4,860,575)**   ................................. $4,860,575
                                                                     ===========

                                     INDEX
                     * = Non-Income producing securities.
            # = Security may only be sold to institutional buyers.
           ** = The cost of securities is substantially the same for
                         federal income tax purposes.
                       ADR = American Depository Receipt
                              DN = Discount Note
                           FRN = Floating Rate Note:
            The maturity date shown is the next interest reset date;
           the rate shown is the rate in effect at August 31, 1997.
                            MTN = Medium Term Note
                             TBA = To be announced


                       See notes to financial statements.

                                                                         page 19
                                             Statement of Assets and Liabilities
                                                                August 31, 1997


                                                                            Growth and      Capital     International
                                                                              Income        Growth         Equity
                                                                             Portfolio     Portfolio      Portfolio
                                                                           ------------- ------------- ---------------
ASSETS:
 Investment securities, at value (Note 1)                                   $14,938,010   $12,336,652    $5,225,315
 Cash                                                                               311           970        44,680
 Foreign Currency (Cost $15,874)                                                     --            --        16,061
 Other assets                                                                       291           380           112
 Receivables:
  Open forward foreign currency contracts                                            --            --        13,899
  Investment securities sold                                                         --            --       111,731
  Dividends and Interest                                                         29,159         8,746        59,210
  Expense reimbursement from Sub-administrator                                       --            --            --
  Portfolio shares sold                                                          51,839        47,625        26,553
                                                                            ------------  ------------   -----------
   TOTAL ASSETS                                                              15,019,610    12,394,373     5,497,561
                                                                            ------------  ------------   -----------
LIABILITIES:
 Payable for investment securities purchased                                         --            --        14,280
 Payable for Portfolio shares redeemed                                            2,490         1,209           462
 Payable for open forward foreign currency contracts                                 --            --        24,323
 Accrued liabilities: (Note 2)
  Custody fees                                                                    4,813         6,350         2,809
  Other                                                                          10,640        13,518        35,145
                                                                            ------------  ------------   -----------
   TOTAL LIABILITIES                                                             17,943        21,077        77,019
                                                                            ------------  ------------   -----------
NET ASSETS:
 Paid in capital                                                             11,270,064     9,193,326     5,125,717
 Accumulated undistributed net investment income                                104,854        50,206       107,829
 Accumulated net realized gain (loss) on investment transactions              1,380,489       653,477       167,994
 Net unrealized appreciation/depreciation of investments and assets and
  liabilities denominated in foreign currencies                               2,246,260     2,476,287        19,002
                                                                            ------------  ------------   -----------
    NET ASSETS APPLICABLE TO INVESTORS'
    BENEFICIAL INTERESTS                                                    $15,001,667   $12,373,296    $5,420,542
                                                                            ============  ============   ===========

    Shares of beneficial interest outstanding
    ($.001 par value; unlimited number of shares authorized)                    989,448       797,035       518,659

    Net asset value, redemption price per share and
    maximum offering price per share                                        $     15.16   $     15.52    $    10.45

    Cost of investments                                                     $12,691,750   $ 9,860,365    $5,193,975
                                                                            ------------  ------------   -----------


                                                                              Asset      U.S. Government      Money
                                                                            Allocation       Income           Market
                                                                            Portfolio       Portfolio       Portfolio
                                                                           ------------ ----------------- --------------
ASSETS:
 Investment securities, at value (Note 1)                                   $6,231,236     $3,772,481      $4,860,575
 Cash                                                                              856            554             746
 Foreign Currency (Cost $15,874)                                                    --             --              --
 Other assets                                                                      120             72              86
 Receivables:
  Open forward foreign currency contracts                                           --             --              --
  Investment securities sold                                                        --             --              --
  Dividends and Interest                                                        47,603         32,684              --
  Expense reimbursement from Sub-administrator                                   4,496             --           5,781
  Portfolio shares sold                                                         24,985         11,661              --
                                                                            -----------    ----------      ----------
   TOTAL ASSETS                                                              6,309,296      3,817,452       4,867,188
                                                                            -----------    ----------      ----------
LIABILITIES:
 Payable for investment securities purchased                                        --             --              --
 Payable for Portfolio shares redeemed                                           1,367            120             283
 Payable for open forward foreign currency contracts                                --             --              --
 Accrued liabilities: (Note 2)
  Custody fees                                                                   5,875          1,965           1,813
  Other                                                                         19,911         13,976          10,777
                                                                            -----------    ----------      ----------
   TOTAL LIABILITIES                                                            27,153         16,061          12,873
                                                                            -----------    ----------      ----------
NET ASSETS:
 Paid in capital                                                             5,275,865      3,631,688       4,854,326
 Accumulated undistributed net investment income                               119,146        137,110               6
 Accumulated net realized gain (loss) on investment transactions               305,348         (1,000)            (17)
 Net unrealized appreciation/depreciation of investments and assets and
  liabilities denominated in foreign currencies                                581,784         33,593              --
                                                                            -----------    ----------      ----------
    NET ASSETS APPLICABLE TO INVESTORS'
    BENEFICIAL INTERESTS                                                    $6,282,143     $3,801,391      $4,854,315
                                                                            ===========    ==========      ==========

    Shares of beneficial interest outstanding
    ($.001 par value; unlimited number of shares authorized)                   543,165        404,454       4,854,312

    Net asset value, redemption price per share and
    maximum offering price per share                                        $    11.57     $     9.40      $     1.00

    Cost of investments                                                     $5,649,453     $3,738,888      $4,860,575
                                                                            -----------    ----------      ----------


                       See notes to financial statements.

page 20
Statement of Operations
For the year ended August 31, 1997


                                                               Growth and    Capital
                                                                 Income       Growth
                                                               Portfolio    Portfolio
                                                              ------------ ------------
INVESTMENT INCOME (NOTE 1C):
 Interest                                                     $  53,239     $   75,334
 Dividends                                                      188,775         78,143
 Foreign taxes withheld                                          (1,044)            --
                                                              ----------    -----------
  TOTAL INVESTMENT INCOME                                       240,970        153,477
                                                              ----------    -----------
EXPENSES:
 Investment advisory fees (Note 2)                               69,369         59,790
 Administration fees (Note 2)                                    23,123         19,930
 Accounting fees                                                     --             --
 Custodian fees                                                  35,962         30,156
 Professional fees                                               41,638         37,431
 Trustees fees and expenses                                         578            500
 Miscellaneous expenses                                          25,942         21,595
                                                              ----------    -----------
  TOTAL EXPENSES                                                196,612        169,402
                                                              ----------    -----------
 Less fees waived by the Advisor,
 Administrator & Sub-Administrator (Note 2E)                     92,492         79,720
 Less amounts borne by VFD (Note 2)                                  --             --
                                                              ----------    -----------
  NET EXPENSES                                                  104,120         89,682
                                                              ----------    -----------
  NET INVESTMENT INCOME                                         136,850         63,795
                                                              ----------    -----------
REALIZED GAIN (LOSS) ON:
 Investment transactions                                      1,488,185        790,892
 Foreign currency transactions                                       --             --

CHANGE IN NET UNREALIZED
APPRECIATION/DEPRECIATION ON:
 Investments                                                  1,876,210      1,575,253
 Foreign currency contracts and foreign currency tranlation          --             --
                                                              ----------    -----------
Net realized and unrealized gain (loss)                       3,364,395      2,366,145
                                                              ----------    -----------
Net increase in net assets from operations                    $3,501,245    $2,429,940
                                                              ==========    ===========



                                                               International     Asset      U.S. Government    Money
                                                                  Equity       Allocation       Income         Market
                                                                 Portfolio     Portfolio       Portfolio      Portfolio
                                                              --------------- ------------ ----------------- ----------
INVESTMENT INCOME (NOTE 1C):
 Interest                                                       $   18,374    $ 166,500        $228,140      $179,588
 Dividends                                                         150,961       45,679              --           --
 Foreign taxes withheld                                            (21,130)        (284)             --           --
                                                                ----------    ----------       --------      --------
  TOTAL INVESTMENT INCOME                                          148,205      211,895         228,140      179,588
                                                                ----------    ----------       --------      --------
EXPENSES:
 Investment advisory fees (Note 2)                                  38,328       28,254          17,031        8,359
 Administration fees (Note 2)                                        9,583       10,275           6,812        6,665
 Accounting fees                                                    65,712           --              --           --
 Custodian fees                                                     10,358       32,518          11,507        4,835
 Professional fees                                                  15,311       28,343          22,777       18,136
 Trustees fees and expenses                                            243          257             171          167
 Miscellaneous expenses                                              4,820        4,727           2,920       10,634
                                                                ----------    ----------       --------      --------
  TOTAL EXPENSES                                                   144,355      104,374          61,218       48,796
                                                                ----------    ----------       --------      --------
 Less fees waived by the Advisor,
 Administrator & Sub-Administrator (Note 2E)                        47,911       38,528          23,843       15,024
 Less amounts borne by VFD (Note 2)                                 42,889       22,199          10,126       15,408
                                                                ----------    ----------       --------      --------
  NET EXPENSES                                                      53,555       43,647          27,249       18,364
                                                                ----------    ----------       --------      --------
  NET INVESTMENT INCOME                                             94,650      168,248         200,891      161,224
                                                                ----------    ----------       --------      --------
REALIZED GAIN (LOSS) ON:
 Investment transactions                                           215,754      399,608          (1,000)         (11)
 Foreign currency transactions                                      14,061           --              --           --
CHANGE IN NET UNREALIZED
APPRECIATION/DEPRECIATION ON:
 Investments                                                        29,943      466,666          62,226           --
 Foreign currency contracts and foreign currency tranlation         (6,241)          --              --           --
                                                                ----------    ----------       --------      --------
Net realized and unrealized gain (loss)                            253,517      866,274          61,226          (11)
                                                                ----------    ----------       --------      --------
Net increase in net assets from operations                      $  348,167    $1,034,522       $262,117      $161,213
                                                                ==========    ==========       ========      ========



                       See notes to financial statements.

                                                                         page 21
                                              Statement of Changes in Net Assets
                                                       For the periods indicated


                                                Growth and Income              Capital Growth
                                                    Portfolio                    Portfolio
                                          ----------------------------- ----------------------------
                                                            Year Ended August 31,
                                               1997           1996           1997           1996
                                          --------------- ------------- --------------- ------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
 Net investment income                    $    136,850     $  101,413   $     63,795    $  60,589
 Net realized gain (loss) on investment
 and foreign currency transactions           1,488,185        951,933        790,892      857,222
 Change in net unrealized appreciation/
 depreciation on investments and foreign
 currency translations                       1,876,210       (252,165)     1,575,253       60,856
                                          -------------    ----------   -------------   ----------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    3,501,245        801,181      2,429,940      978,667
                                          -------------    ----------   -------------   ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                        (100,605)       (95,201)       (57,567)     (49,138)
 Net realized gain on
 investment transactions                    (1,052,999)       (79,334)    (1,021,229)     (74,399)
                                          -------------    ----------   -------------   ----------
                                            (1,153,604)      (174,535)    (1,078,796)    (123,537)
                                          -------------    ----------   -------------   ----------
NET INCREASE (DECREASE) FROM
CAPITAL SHARE TRANSACTIONS                   4,572,685      1,208,079      3,112,197      726,248
                                          -------------    ----------   -------------   ----------
NET INCREASE (DECREASE) IN
NET ASSETS                                   6,920,326      1,834,725      4,463,341    1,581,378
NET ASSETS:
 Beginning of period                         8,081,341      6,246,616      7,909,955    6,328,577
                                          -------------    ----------   -------------   ----------
 End of period                            $ 15,001,667     $8,081,341   $ 12,373,296   $7,909,955
                                          =============    ==========   =============   ==========



                                              International Equity           Asset Allocation          U.S. Government Income
                                                   Portfolio                    Portfolio                     Portfolio
                                          ---------------------------- ---------------------------- -----------------------------
                                              1997          1996           1997          1996           1997           1996
                                          ------------ --------------- ------------ --------------- ------------- ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
 Net investment income                    $  94,650    $     31,819    $ 168,248    $    129,234     $  200,891   $    220,478
 Net realized gain (loss) on investment
 and foreign currency transactions          229,815         375,948      399,608         524,469         (1,000)       117,161
 Change in net unrealized appreciation/
 depreciation on investments and foreign
 currency translations                       23,702        (378,878)     466,666        (219,331)        62,226       (143,239)
                                          ----------   -------------   ----------   -------------    ----------   -------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                   348,167          28,889    1,034,522         434,372        262,117        194,400
                                          ----------   -------------   ----------   -------------    ----------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                      (53,064)        (57,394)    (118,324)       (162,866)      (175,708)      (269,425)
 Net realized gain on
 investment transactions                   (346,955)        (68,873)    (611,347)        (88,726)      (107,377)       (81,018)
                                          ----------   -------------   ----------   -------------    ----------   -------------
                                           (400,019)       (126,267)    (729,671)       (251,592)      (283,085)      (350,443)
                                          ----------   -------------   ----------   -------------    ----------   -------------
NET INCREASE (DECREASE) FROM
CAPITAL SHARE TRANSACTIONS                1,571,627      (1,483,401)   1,944,075      (1,695,297)       828,347     (2,239,862)
                                          ----------   -------------   ----------   -------------    ----------   -------------
NET INCREASE (DECREASE) IN
NET ASSETS                                1,519,775      (1,580,779)   2,248,926      (1,512,517)       807,379     (2,395,905)
NET ASSETS:
 Beginning of period                      3,900,767       5,481,546    4,033,217       5,545,734      2,994,013      5,389,918
                                          ----------   -------------   ----------   -------------    ----------   -------------
 End of period                            $5,420,542   $  3,900,767    $6,282,143   $  4,033,217     $3,801,392   $  2,994,013
                                          ==========   =============   ==========   =============    ==========   =============



                                                   Money Market
                                                     Portfolio
                                          -------------------------------
                                              1997            1996
                                          ------------- -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
 Net investment income                     $  161,224   $     181,767
 Net realized gain (loss) on investment
 and foreign currency transactions                (11)               (6)
 Change in net unrealized appreciation/
 depreciation on investments and foreign
 currency translations                             --              --
                                           ----------   --------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                     161,213         181,761
                                           ----------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                       (161,224)       (181,761)
 Net realized gain on
 investment transactions                           --            (134)
                                           ----------   --------------
                                             (161,224)       (181,895)
                                           ----------   --------------
NET INCREASE (DECREASE) FROM
CAPITAL SHARE TRANSACTIONS                  1,903,996      (2,471,888)
                                           ----------   --------------
NET INCREASE (DECREASE) IN
NET ASSETS                                  1,903,985      (2,472,022)
NET ASSETS:
 Beginning of period                        2,950,330       5,422,352
                                           ----------   --------------
 End of period                             $4,854,315   $   2,950,330
                                           ==========   ==============



                       See notes to financial statements.

page 22
Selected Data and Ratios For a Share of Beneficial Interest
Outstanding Throughout Each Period Indicated




                                                      Growth and Income                      Capital Growth
                                                         Portfolio                              Portfolio
                                           ------------------------------------   --------------------------------------

                                               Year         Year       03/1/95*       Year          Year        03/1/95*
                                              Ended        Ended       through       Ended         Ended        through
                                             08/31/97     08/31/96     08/31/95     08/31/97      08/31/96      08/31/95
                                           ----------   ----------   ----------   ------------  ------------  ----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period      $   12.74    $   11.48    $   10.00    $    13.84    $    11.90    $   10.00
                                           ----------   ----------   ----------   ------------  ------------  ----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         0.149        0.294        0.110         0.088         0.158        0.055
 Net Gains or Losses on Investments
 (both realized and unrealized)                3.991        1.516        1.370         3.422         2.139        1.845
                                           ----------   ----------   ----------   ------------  ------------  ----------
  TOTAL FROM INVESTMENT OPERATIONS             4.140        1.810        1.480         3.510         2.297        1.900
                                           ----------   ----------   ----------   ------------  ------------  ----------
LESS DISTRIBUTIONS:
 Dividends from net investment income          0.150        0.300           --         0.100         0.142           --
 Distributions from capital gains              1.570        0.250           --         1.730         0.215           --
                                           ----------   ----------   ----------   ------------  ------------  ----------
  TOTAL DISTRIBUTIONS                          1.720        0.550           --         1.830         0.357           --
                                           ----------   ----------   ----------   ------------  ------------  ----------
NET ASSET VALUE, END OF PERIOD             $   15.16    $   12.74    $   11.48    $    15.52    $    13.84    $   11.90
                                           ==========   ==========   ==========   ============  ============  ==========
TOTAL RETURN                                   35.53%       16.24%       14.80%        27.27%        19.66%       19.00%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (000 omitted)   $  15,002    $   8,081    $   6,247    $   12,373    $    7,910    $   6,329
 Ratios to Average Net Assets:#
  Ratio of expenses                             0.90%        0.90%        0.90%         0.90%         0.90%        0.90%
  Ratio of net investment income                1.18%        1.71%        2.14%         0.64%         0.97%        1.04%
  Ratio of expenses without waivers and
  assumption of expenses                        1.70%        1.98%        1.80%         1.70%         1.97%        1.80%
  Ratio of net investment income without
  waivers and assumption of expenses            0.38%        0.63%        1.24%        (0.16%)       (0.09)%       0.14%
Portfolio Turnover Rate                          .89%         129%          32%           54%           107%         28%
Average commission rate paid**             $  0.0609    $   .0599           --    $   0.0594    $    .0604           --




                                                     International Equity
                                                          Portfolio
                                           --------------------------------------
                                               Year         Year        03/01/95*
                                              Ended        Ended         through
                                             08/31/97     08/31/96      08/31/95
                                           ----------   ------------  -----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period      $   10.59    $    10.89    $    10.00
                                           ----------   ------------  -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                        0.1899         0.216         0.101
 Net Gains or Losses on Investments
 (both realized and unrealized)               0.6501         0.034         0.789
                                           ----------   ------------  -----------
  TOTAL FROM INVESTMENT OPERATIONS             0.840         0.250         0.890
                                           ----------   ------------  -----------
LESS DISTRIBUTIONS:
 Dividends from net investment income          0.130         0.250            --
 Distributions from capital gains              0.850         0.300            --
                                           ----------   ------------  -----------
  TOTAL DISTRIBUTIONS                          0.980         0.550            --
                                           ----------   ------------  -----------
NET ASSET VALUE, END OF PERIOD             $   10.45    $    10.59    $    10.89
                                           ==========   ============  ===========
TOTAL RETURN                                    8.27%         2.42%         8.90%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (000 omitted)   $   5,421    $    3,901    $    5,482
 Ratios to Average Net Assets:#
  Ratio of expenses                             1.11%         1.10%         1.09%
  Ratio of net investment income                1.96%         0.82%         1.92%
  Ratio of expenses without waivers and
  assumption of expenses                        2.99%         4.22%         2.90%
  Ratio of net investment income without
  waivers and assumption of expenses            0.08%        (2.30)%        0.11%
Portfolio Turnover Rate                          158%          200%           75%
Average commission rate paid**             $  0.0282    $    .0631            --



                                                      Asset Allocation                       U.S. Government Income
                                                          Portfolio                                Portfolio
                                           -------------------------------------   ------------------------------------
                                               Year         Year       03/01/95*       Year        Year       03/01/95*
                                              Ended        Ended        through       Ended        Ended       through
                                             08/31/97     08/31/96     08/31/95      08/31/97    08/31/96     08/31/95
                                           ----------   ----------   -----------   ----------   ---------   -----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period      $   11.15    $   11.04    $    10.00    $    9.53    $  10.69    $    10.00
                                           ----------   ----------   -----------   ----------   ---------   -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         0.328        0.657         0.205        0.522       1.173         0.322
 Net Gains or Losses on Investments
 (both realized and unrealized)                1.942        0.488         0.835        0.218      (0.858)        0.368
                                           ----------   ----------   -----------   ----------   ---------   -----------
  TOTAL FROM INVESTMENT OPERATIONS             2.270        1.145         1.040        0.740       0.315         0.690
                                           ----------   ----------   -----------   ----------   ---------   -----------
LESS DISTRIBUTIONS:
 Dividends from net investment income          0.300        0.670            --        0.540       1.134            --
 Distributions from capital gains              1.550        0.365            --        0.330       0.341            --
                                           ----------   ----------   -----------   ----------   ---------   -----------
  TOTAL DISTRIBUTIONS                          1.850        1.035            --        0.870       1.475            --
                                           ----------   ----------   -----------   ----------   ---------   -----------
NET ASSET VALUE, END OF PERIOD             $   11.57    $   11.15    $    11.04    $    9.40    $   9.53    $    10.69
                                           ==========   ==========   ===========   ==========   =========   ===========
TOTAL RETURN                                   22.61%       10.90%        10.40%        8.11%       2.62%         6.90%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (000 omitted)   $   6,282    $   4,033    $    5,546    $   3,801    $  2,994    $    5,390
 Ratios to Average Net Assets:#
  Ratio of expenses                             0.85%        0.85%         0.85%        0.80%       0.80%         0.80%
  Ratio of net investment income                3.28%        3.18%         3.86%        5.91%       6.06%         6.19%
  Ratio of expenses without waivers and
  assumption of expenses                        2.03%        2.33%         1.65%        1.50%       1.79%         1.62%
  Ratio of net investment income without
  waivers and assumption of expenses            2.10%        1.71%         3.06%        5.21%       5.08%         5.37%
Portfolio Turnover Rate                          122%         155%           45%          40%         83%           46%
Average commission rate paid**             $  0.0594    $   .0598            --           --          --            --


                                                         Money Market
                                                           Portfolio
                                           -------------------------------------
                                               Year         Year       03/01/95*
                                              Ended        Ended        through
                                             08/31/97     08/31/96     08/31/95
                                           ----------   ----------   -----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period      $    1.00    $    1.00    $     1.00
                                           ----------   ----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         0.048        0.050         0.028
 Net Gains or Losses on Investments
 (both realized and unrealized)                   --           --            --
                                           ----------   ----------   -----------
  TOTAL FROM INVESTMENT OPERATIONS             0.048        0.050         0.028
                                           ----------   ----------   -----------
LESS DISTRIBUTIONS:
 Dividends from net investment income          0.048        0.050         0.028
 Distributions from capital gains                 --           --            --
                                           ----------   ----------   -----------
  TOTAL DISTRIBUTIONS                          0.048        0.050         0.028
                                           ----------   ----------   -----------
NET ASSET VALUE, END OF PERIOD             $    1.00    $    1.00    $     1.00
                                           ==========   ==========   ===========
TOTAL RETURN                                    4.93%        5.15%         2.79%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (000 omitted)   $   4,854    $   2,950    $    5,422
 Ratios to Average Net Assets:#
  Ratio of expenses                             0.55%        0.55%         0.55%
  Ratio of net investment income                4.84%        5.10%         5.46%
  Ratio of expenses without waivers and
  assumption of expenses                        1.46%        1.74%         1.21%
  Ratio of net investment income without
  waivers and assumption of expenses            3.93%        3.90%         4.80%
Portfolio Turnover Rate                           --           --            --
Average commission rate paid**                    --           --            --

*  Commencement of operations.
#  Short periods have been annualized.
** Price per share required for periods commencing after 9/1/95.


                       See notes to financial statements.

                                                                         page 23
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--Mutual Fund Variable Annuity Trust (the "Trust") was organized on April 14, 1994 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was established to provide a funding medium for variable annuity contracts issued by life insurance companies. Shares of the Trust are issued only to insurance company separate accounts in connection with variable annuity contracts. The Trust issues six separate series of shares (the "Portfolio(s)") each of which represents a separately managed portfolio of securities with its own investment objectives. The Portfolios are the Growth and Income Portfolio ("GIP"), Capital Growth Portfolio ("CGP"), International Equity Portfolio ("IEP"), Asset Allocation Portfolio ("AAP"), U.S. Government Income Portfolio ("USGIP"), and Money Market Portfolio ("MMP").

          The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     THE FOLLOWING IS A SUMMARY
     OF SIGNIFICANT ACCOUNTING POLICIES
     FOLLOWED BY THE PORTFOLIOS:

A. Valuation of Investments--Equity securities and options are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices. Short-term obligations are valued at amortized cost if acquired with fewer than 61 days to maturity, or at value, based on quoted exchange or over-the-counter prices, until the 61st day prior to maturity and thereafter by amortizing the value on the 61st day to par at maturity. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

B. Security Transactions and Investment Income-- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

C. Repurchase agreements--It is the portfolios' policy that all repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities. All collateral is held by the Trust's custodian bank, sub-custodian or a bank with which the custodian bank has entered into a sub-custodian agreement or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

D. Futures Contracts--When a portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

          The Portfolios may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

          The IEP invested a portion of its liquid assets in long stock index futures contracts to more fully participate in the market. Use of futures contracts subject the Portfolio to risk of loss up to the amount of the value of the contract.

          As of August 31, 1997, the IEP had no outstanding futures contracts.

E. Foreign Currency Translations--The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the official exchange rates, or at the page 24
Notes to Financial Statements


          mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank on the following basis:

          (1) Market value of investment securities, other assets and liabilities: at the closing rate of exchange at the balance sheet date.

          (2) Purchases and sales of investment securities and income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

          Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the portfolios' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

F. Forward Foreign Currency Exchange Contracts--A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market." When the forward contract is closed, or the delivery of the currency is made or taken, the portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the portfolio's basis in the contract. The portfolios are subject to off balance sheet risk to the extent of the value of the contract for purchases of currency and in an unlimited amount for sales of currency.

G. Federal Income Tax Status--It is the Trust's policy to comply individually for each portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. Dividends and Distributions to Shareholders--The portfolios record dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

I. Expenses--Direct expenses of a portfolio are charged to the respective Portfolio and general Trust expenses are allocated on the basis of relative net assets or on another reasonable basis.

2. FEES AND OTHER TRANSACTIONS
   WITH AFFILIATES

A. Investment Advisory Fees--The Chase Manhattan Bank ("Chase"), a direct wholly-owned subsidiary of the Chase Manhattan Corporation, is the Portfolios' investment advisor (the "Advisor") and custodian (the "Custodian"). The Advisor manages the assets of the Portfolios pursuant to an Advisory Agreement and, for such services, is paid an annual fee computed daily and paid monthly based on an annual rate equal to 0.80% of the International Equity Portfolio's, 0.60% of the Capital Growth and Growth and Income Portfolios', 0.55% of the Asset Allocation Portfolio's, 0.50% of the U.S. Government Income Portfolio's and 0.25% of the Money Market Portfolio's average daily net assets. The Advisor voluntarily waived all its fees.

          Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.30% of the Growth and Income and Capital Growth Portfolio's, 0.25% of the Asset Allocation and U.S. Government Income Portfolio's and 0.10% of the Money Market Portfolio's average daily net assets.

                                                                         page 25
Notes to Financial Statements


          Chase Asset Management (London) Limited (CAM London), a registered investment advisor, is the sub-investment advisor to the International Equity Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM London and Chase. CAM London is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.40% of the average daily net assets of the International Equity Portfolio.

B. Administration Fee--Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolios. For these services, the Administrator receives from each Portfolio a fee computed at an annual rate equal to 0.05% of the respective Portfolio's average daily net assets. The Administrator voluntarily waived all of its fees.

C. Sub-Administration Fees--Pursuant to a Sub-administration Agreement, Vista Fund Distributors, Inc. ("VFD" or the "Sub-administrator"), an indirect wholly-owned subsidiary of BISYS Group Inc., provides certain sub-administration services to the Portfolios, including providing officers, clerical staff and office space for an annual fee of 0.15% of the average daily net assets of each Portfolio. The Sub-administrator voluntarily waived all of its fees.

D. Waivers of Fees--For the year ended August 31, 1997, the Administrator and Advisor voluntarily waived all fees as shown in the Statement of Operations, and the Sub-administrator assumed expenses for the portfolios as follows:



                                                                           U.S.
          Growth and      Capital      International       Asset        Government       Money
             Income       Growth          Equity         Allocation       Income        Market
           Portfolio     Portfolio       Portfolio       Portfolio      Portfolio      Portfolio
          ----------    ----------    --------------    -----------    -----------    ----------
             $--        $   --        $   42,889        $  22,199      $  10,126      $ 15,408
          ----------    ----------    --------------    -----------    -----------    ----------

E. Other--Chase provides portfolio custody and fund accounting services for all of the Portfolios, with the exception of the IEP for which it provides only the custody services. Compensation for such services from Chase are presented in the Statement of Operations as Custodian fees.

          The Trust has adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Trust who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended August 31, 1997, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities in the Statement of Assets and Liabilities were as follows:



                                                             Accrued
                                                Pension      Pension
         Portfolio:                            Expenses     Liability
                                              ---------    ----------
         Growth and Income Portfolio          $  220       $   758
         Capital Growth Portfolio                210           610
         International Equity Portfolio          108           290
         Asset Allocation Portfolio              113           313
         U.S. Government Income Portfolio         81           187
         Money Market Portfolio                   80           170


3. INVESTMENT TRANSACTIONS--For the year ended August 31, 1997, purchases and sales of investments (excluding short-term investments) were as follows:



                                                                                              U.S.
                                Growth         Capital         Intl.          Asset        Government
                              & Income         Growth         Equity        Allocation       Income
                              Portfolio       Portfolio      Portfolio      Portfolio       Portfolio
                            ------------    -----------    -----------    ------------    -----------
    Purchases (excluding
    U.S. Government)        $12,748,120     $7,239,713     $8,051,932     $ 4,511,585     $       --
    Sales (excluding
    U.S. Government)          9,394,889      4,607,318      6,481,014       2,443,079             --
    Purchases of
    U.S. Government                  --             --             --       2,897,177      2,126,998
    Sales of
    U.S. Government                  --             --             --       3,022,322      1,053,828

4. FEDERAL INCOME TAX MATTERS--For Federal income tax purposes, the cost and unrealized appreciation/(depreciation) in value of the investment securities at August 31, 1997 are as follows:



                                                                                           U.S.
                           Growth         Capital         Intl.           Asset         Government
                          & Income         Growth         Equity       Allocation         Income
                          Portfolio      Portfolio      Portfolio       Portfolio       Portfolio
                        -----------     ----------     ----------     -----------     -----------
    Aggregate Cost      $12,698,341      $9,860,365    $5,200,253     $ 5,649,562     $ 3,738,888
                        -----------      ----------    ----------     -----------     -----------
    Gross Unrealized
    Appreciation         2,335,331        2,603,593      339,707          605,120          50,298
    Gross Unrealized
    Depreciation           (95,662)        (127,306)    (315,147)         (23,445)        (16,705)
                        -----------      ----------    ----------     -----------     -----------
    NET UNREALIZED
    APPRECIATION
    (DEPRECIATION)      $2,239,669       $2,476,287    $  24,560      $   581,675     $    33,593
                        ===========      ==========    ==========     ===========     ===========

page 26
Notes to Financial Statements


5. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST--Transactions in shares of beneficial interest for the periods presented were as follows:





                          Growth and Income Portfolio
                                                           Year Ended August 31,
                                                       1997                         1996
                                           ---------------------------    -------------------------
                                               Amount        Shares          Amount       Shares
                                           -------------   -----------    ------------  -----------
Shares sold                                $   5,749,214       426,540    $ 4,085,514       328,234
Shares issued in reinvestment
of distributions                               1,153,604        93,214        174,534        15,050
Shares redeemed                               (2,330,133)     (164,444)    (3,051,969)     (253,425)
                                           -------------   -----------    ------------  -----------
Net increase (decrease) in
Trust shares outstanding                   $   4,572,685       355,310    $ 1,208,079        89,859
                                           =============   ===========    ============  ===========

                          Capital Growth Portfolio
                                                           Year Ended August 31,
                                                       1997                         1996
                                           ---------------------------    -------------------------
                                               Amount        Shares          Amount       Shares
                                           -------------   -----------    ------------  -----------
Shares sold                                $   3,889,436       271,956    $ 3,666,046       276,967
Shares issued in reinvestment
of distributions                               1,078,795        78,724        123,537        10,004
Shares redeemed                               (1,856,034)     (125,230)    (3,063,335)     (247,141)
                                           -------------   -----------    ------------  -----------
Net increase (decrease) in
Trust shares outstanding                   $   2,112,197      225,450     $   726,248        39,830
                                           =============   ===========    ============  ===========

                          International Equity Portfolio
                                                           Year Ended August 31,
                                                       1997                         1996
                                           ---------------------------    -------------------------
                                               Amount        Shares          Amount       Shares
                                           -------------   -----------    ------------  -----------
Shares sold                                $   1,376,612       129,737    $ 1,419,165       130,714
Shares issued in reinvestment
of distributions                                 400,018        39,666        126,267        12,206
Shares redeemed                                 (205,003)      (19,191)    (3,028,833)     (278,033)
                                           -------------   -----------    ------------  -----------
Net increase (decrease) in
Trust shares outstanding                   $   1,571,627       150,212   ($ 1,483,401)     (135,113)
                                           =============   ===========    ============  ===========

                          Asset Allocation Portfolio
                                                           Year Ended August 31,
                                                       1997                         1996
                                           ---------------------------    -------------------------
                                               Amount        Shares          Amount       Shares
                                           -------------   -----------    ------------  -----------
Shares sold                                $   1,347,903       121,979    $ 1,061,288        96,621
Shares issued in reinvestment
of distributions                                 729,672        71,619        251,592        23,832
Shares redeemed                                 (133,500)      (12,026)    (3,008,177)     (261,398)
                                           -------------   -----------    ------------  -----------
Net increase (decrease) in
Trust shares outstanding                   $   1,944,075       181,572   ($ 1,695,297)     (140,945)
                                           =============   ===========    ============  ===========

                          U.S. Government Income Portfolio
                                                           Year Ended August 31,
                                                       1997                         1996
                                           ---------------------------    -------------------------
                                               Amount        Shares          Amount       Shares
                                           -------------   -----------    ------------  -----------
Shares sold                                $     696,656        75,260    $   439,144        45.896
Shares issued in reinvestment
of distributions                                 283,085        31,241        350,442        35,888
Shares redeemed                                 (151,394)      (16,243)    (3,029,448)     (271,621)
                                           -------------   -----------    ------------  -----------
Net increase (decrease) in
Trust shares outstanding                   $     828,347        90,258   ($ 2,239,862)     (189,837)
                                           =============   ===========    ============  ===========

                          Money Market Portfolio
                                                           Year Ended August 31,
                                                       1997                         1996
                                           ---------------------------    -------------------------
                                               Amount        Shares          Amount       Shares
                                           -------------   -----------    ------------  -----------
Shares sold                                $   3,081,078     3,081,076    $ 1,170,389     1,170,381
Shares issued in reinvestment
of distributions                                 161,224       161,224        181,836       181,836
Shares redeemed                               (1,338,306)   (1,338,306)    (3,824,113)   (3,824,110)
                                           -------------   -----------    ------------  -----------
Net increase (decrease) in
Trust shares outstanding                   $   1,903,996     1,903,994   ($ 2,471,888)   (2,471,893)
                                           =============   ===========    ============  ===========



6. OPEN FORWARD FOREIGN CURRENCY CONTRACTS The following forward foreign currency contracts were held by the Variable Annuity International Equity Portfolio at August 31, 1997:



                                                                                         Net
                           Delivery                                      Market      Unrealized
                         Value (Local                    Settlement       Value      Gain (Loss)
                           Currency)      Cost (USD)        Date         (USD)          (USD)
                        ------------     -----------    ----------     ---------    -----------
Purchases
-------------------
German Deutschemark         120,000      $  65,129        09/12/97     $ 66,508     $    1,379
Japanese Yen             39,387,700        348,801        09/12/97      327,072        (21,729)
Sales
-------------------
German Deutschemark         610,000      $ 348,801        09/12/97     $338,084     $   10,717
German Deutschemark         200,000        109,575        09/12/97      110,847         (1,272)
German Deutschemark         120,000         65,488        11/14/97       66,790         (1,302)
German Deutschemark         300,000        166,954        11/14/97      166,974            (20)
Japanese Yen              7,626,000         65,129        09/12/97       63,326          1,803

7. FOREIGN CASH POSITIONS--International Equity Portfolio


                                                                          Net
                          Delivery                       Market        Unrealized
                        Value (Local                      Value      Gain (Loss)
Currency                 Currency)       Cost (USD)       (USD)      (USD)
------------------     -----------      ----------     --------      ------------
Australian Dollars          13,457      $   9,892       $  9,892     $        0
Finnish Markka                 122             23             22             (1)
French Franc                37,486          6,211          6,168            (43)
Hong Kong Dollar             3,639            470            470              0
Italian Lira             7,425,871          4,125          4,206             81
Japanese Yen              (802,972)        (6,819)        (6,640)           179
Philippines Peso           (71,669)        (2,410)        (2,342)            68
Thai Baht                  146,121          4,382          4,285            (97)
                                        ----------      --------     ------------
Total                                   $  15,874       $ 16,061     $      187
                                        ==========      ========     ============

                                                                         page 27
Notes to Financial Statements


8. CONCENTRATION OF SHAREHOLDERS
   At August 31, 1997, all shares outstanding for each Portfolio are owned either directly or indirectly by a single insurance company.


9. CONCENTRATION OF CREDIT RISK--
   As of August 31, 1997 MMP invested 26.2% of its net assets in financial institutions, of which 20.0% was invested in other financial service providers and 6.2% in Banking. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important role in the operation of the financial services industry.

page 28
Report of Independent Accountants

To the Trustees and Shareholders of
Mutual Fund Variable Annuity Trust


In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the selected data and ratios for a share of beneficial interest outstanding present fairly, in all material respects, the financial position of Growth and Income Portfolio, Capital Growth Portfolio, International Equity Portfolio, Asset Allocation Portfolio, U.S. Government Income Portfolio, formerly U.S. Treasury Income Portfolio, and Money Market Portfolio (separate portfolios constituting Mutual Fund Variable Annuity Trust, hereafter referred to as the "Trust") at August 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the selected data and ratios for a share of beneficial interest outstanding for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and selected data and ratios for a share of beneficial interest outstanding (hereinafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
October 14, 1997

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(C)The Chase Manhattan Bank, 1997                      Vista Investment Services
A-7036-CRT                                                           F-7036(CMB)
                                                                      VCA-2 1097